UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Fundrise Innovation Fund, LLC

Investment Company Act file number 811-23708

11 Dupont Circle NW, 9th Floor
Washington, D.C. 20036
(Address of Principal Executive Offices)

(202) 584-0550
(Registrant’s Area Code and telephone number)

Bjorn J. Hall
Rise Companies Corp.
11 Dupont Circle NW, 9th Floor
Washington, D.C. 20036
(Name and Address of Agent for Service)

Copies to:

Elizabeth J. Reza
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199

Date of fiscal year end: March 31

Date of reporting period: April 1, 2025 through March 31, 2026

Explanatory Note: The registrant is filing this amendment to its filing on Form N-CSR for the year ended March 31, 2026, which was originally filed with the Securities and Exchange Commission on June 2, 2026 (Accession Number 0001435109-26-000093), solely to include the required xbrl in-line tagging.

Item 1. Reports to Stockholders.

(a)

Fundrise Innovation Fund, LLC

Annual Report

For the Year Ended

March 31, 2026

FUNDRISE INNOVATION FUND, LLC
MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
MARCH 31, 2026

Dear Fellow Shareholders,

We are pleased to present the annual report of the Fundrise Innovation Fund, LLC (the “Fund”). After the Fund’s third full year of operations, we continue to be excited about the strength of the portfolio and the outlook for the Fund moving forward. The first quarter of 2026 was a memorable one with the historical listing of the Fund (ticker: VCX) on the New York Stock Exchange. The Fund saw an initial listing that exceeded even our most optimistic expectations (more on this below), with the market price appreciating +319.04% from the listing date of March 19, 2026 through the year ended March 31, 2026. For the year ended March 31, 2026, the Fund returned +68.39% on net asset value, driven by continued exceptional growth from our portfolio companies. The portfolio as it exists today is a meticulously curated and intentionally concentrated collection of companies that we continue to believe are “the” category defining businesses in their respective industries. As of March 31, 2026, these category leading companies account for the majority of the value in the Fund, with a particular concentration among the top 5-10 companies.

We expect the category leading nature of these companies to continue to drive attractive returns going forward, but with the illiquid nature of the asset class, there may be a lag between underlying company growth and fund net asset value performance. The Fund returned +68.39% during the year ended March 31, 2026. The Cambridge Associates LLC U.S. Venture Capital Index (the “Index”) returned +5.67% in the third calendar quarter of 2025 and +4.29% for the second calendar quarter of 2025. The Fund returned +20.72% and +8.30% in those respective periods. The Index tracks thousands of U.S.-based venture capital funds. The private nature of these funds, the lag in reporting and aggregation of their data precludes it as a formal benchmark, but given our focus on the private markets, we believe the Index is the most relevant comparison. While we do not have Index data for the first calendar quarter of 2026 or the fourth calendar quarter of 2025 and the third calendar quarter of 2025 data is only preliminary, we anticipate that our deliberate approach to deployment allowed us to outperform the Index by a significant margin.

AI continues to be a central theme of the Fund as it has been since it was launched in 2022. In 2025 we saw the explosion of AI and all things AI related, moving the conversation from being one about the hypothetical potential of an innovative, yet unproven technology, to being focused on its emergence as the central driver of not only the US but world economy. Whether it was cutting-edge product releases from frontier research labs, new all-time highs for big tech stocks, or unprecedented infrastructure investments in data center development, 2025 was the year of AI.

VCX listing

As we’ve shared previously, we believe the listing of the Fundrise Innovation Fund (now VCX) was a historic moment not just for shareholders in the Fund, but for the core idea behind Fundrise itself – that fundamentally, individuals deserve access to the same high-quality investments that have driven the returns of institutions and the ultra wealthy for years.

Despite our strong convictions, many of you know that we received a great deal of skepticism around the listing, with many critics confidently asserting that there would be little interest from the public market. Many, including some of the proclaimed experts in the industry, also told us it was a bad idea because the Fund would inevitably trade poorly.

At this point, we feel it’s safe to say that they were wrong. In fact, it traded at a huge premium, even at one point trading above $500 per share. This level of volatility attracted, and will continue to bring, scrutiny by the market and regulators, like the SEC, FINRA, and seemingly everyone else, as they work to understand it. We got questions and requests related not just to the trading activity, but also to the lockup and the holdings. VCX is novel. We welcome the review and believe that public venture capital will eventually become widespread and normal, but it will take time and continued execution.

But, ultimately, it isn’t the trading price over any near term period that matters. As Buffett would say, the market is a voting machine in the short run, but a weighing machine in the long run. Our job, as managers, is to deliver long-term performance by continuing to invest in the best private technology companies.

As one investor put it, for maybe the first time ever, the individual retail investor got to be on the right side of the trade.

What does matter is that 100,000 individual investors in the Fund were given the opportunity to participate in this milestone. And while we hope that the success of VCX ultimately translates to good outcomes for the broader Fundrise platform, the real tangible benefits of the listing went to individual investors, those of you who helped create Fundrise in the first place – not us as the management team, and most importantly not a bunch of hedge funds and institutional investors seeking to flip shares and make a quick buck.

FUNDRISE INNOVATION FUND, LLC
MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
MARCH 31, 2026

We’ve also been humbled to receive an outpouring of personal notes and letters from investors who’ve shared their remarkable stories of what the success of the listing has meant for them. Some shared that they experienced financial returns that have been life changing in nature; retiring parents, getting rid of long-standing debt, or paying for their entire weddings!

This is why we started Fundrise in the first place, and it’s these stories that drive our team to do what we do.

Looking ahead

We typically end all of our investor letters looking ahead and sharing with investors our views on where the macroeconomy and our own portfolio may be heading. It’s an exercise that always feels a bit ironic given we tend to invest from a position of recognizing that it’s dangerous to get overconfident in one’s ability to predict the future.

After a momentous first calendar quarter of 2026, it feels today as if the spectrum of outcomes in front of us is as wide and varied as it’s been at any point in the history of the company. We are in the midst of the first military conflict in decades that arguably has the very real potential to spill over into a full fledged global war, while also propelling the entire world economy into recession.

At the same time, leading AI companies seem to be confident that we are rapidly approaching AGI – a world where AI intelligence vastly outperforms humans, completely upending the norms about everyday life that have been in place since the industrial revolution.

Massive downside risk with extreme upside potential. Global depression or a singularity driven explosion of living standards – how does one prepare for both?

Though we’re cognizant of the naïveté of the sentiment, we believe that it’s our responsibility to do the best we can to position the portfolio and our investors for the potential of either outcome.

Through VCX we are aiming to capture for our investors a meaningful portion of the massive value creation being driven by AI. Every few years, we reach certain milestones that feel more significant in some ways – marks of having fulfilled another major step in what may be an endless pursuit of the bigger vision. This past quarter has felt like one of those milestones, and as always, we are extremely appreciative of the support and confidence all our investors have given us.

Onward,

Ben Miller

Chief Executive Officer

Fundrise Advisors, LLC

Past performance does not guarantee future results. Current and future holdings are subject to risk.

As with any stock, the price of the fund’s common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a price that is less than (a “discount”) or more than (a “premium”) their net asset value. If the fund’s shares trade at a premium to net asset value, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter. Additionally, the fund’s distribution rate may be affected by numerous factors, including changes in realized and projected market returns, fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the fund distribution rate at a future time.

Listed closed-end funds, unlike open-end funds, are not continuously offered. Shares are sold on the open market through a stock exchange. Closed-end funds may be leveraged and carry various risks depending upon the underlying assets owned by a fund. Investment policies, management fees and other matters of interest to prospective investors may be found in each closed-end fund annual and semi-annual report.

FUNDRISE INNOVATION FUND, LLC
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)
MARCH 31, 2026

Performance Chart and Analysis

The following reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fundrise Innovation Fund, LLC compared with the performance of the benchmarks, NASDAQ Composite Index and the BVP NASDAQ Emerging Cloud Index, for the period July 25, 2022* through March 31, 2026.

Average Annual Total Returns	One Year	Since Inception*
Fundrise Innovation Fund, LLC - NAV	68.39%	19.45%
Fundrise Innovation Fund, LLC - Market Price	N/A	319.04%
NASDAQ Composite Index	24.81%	17.86%
BVP NASDAQ Emerging Cloud Index	(15.33)%	(1.39)%

The performance data quoted is historical. Past performance is no guarantee of future results. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. The investment return, market price, and principal value of an investment will fluctuate. An investor’s shares, when sold, may be worth more or less than the original cost. Total returns are calculated using closing Net Asset Value as of March 31, 2026 and are calculated assuming reinvestment of all dividends and distributions.

* The Fund commenced investment operations on July 25, 2022. The Fund’s shares of common stock commenced trading on the New York Stock Exchange, LLC on March 19, 2026 at $31.25 per share. Total Return on Market Price is based on the period from March 19, 2026 to March 31, 2026.

The NASDAQ Composite Index is an unmanaged stock market index which includes almost all stocks listed on the NASDAQ stock exchange and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The BVP NASDAQ Emerging Cloud Index is an unmanaged index that tracks the performance of emerging public companies primarily involved in providing cloud software to their customers and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Fund’s most recent annualized distribution rate as of March 31, 2026, was 0.14%(1) . All distributions made during the year ended March 31, 2026 were from capital gain.

(1)	Distribution rate is based on an annualization of the distributions per share for the 31 days of January 2026.

FUNDRISE INNOVATION FUND, LLC
PORTFOLIO COMPOSITION
MARCH 31, 2026

TOP TEN HOLDINGS

The following table below shows the Fund’s ten largest investments by economic issuer, excluding short-term holdings, including each investment’s fair value and its percentage of the Fund’s total net assets.

Description	Value as of March 31, 2026	% of Net Assets
Anthropic, PBC(1)	$112,418	16.5%
Databricks, Inc. (1)	95,736	14.1%
OpenAI Group PBC(1)	84,163	12.4%
Anduril Industries, Inc. (1)	37,581	5.5%
Ramp Business Corp.	27,741	4.1%
Space Exploration Technologies Corp. (1)	26,856	4.0%
Flock Group, Inc.	23,416	3.5%
Epic Games, Inc.	19,180	2.8%
dbt Labs, Inc.	15,000	2.2%
SWITCH Data Centers - SWCH 2025-DATA E	12,316	1.8%
Total Top Ten	$454,407	66.9%

(1)	All or a portion of the Fund’s economic exposure to this portfolio company is held indirectly through one or more co-investment vehicles, special purpose vehicles, or other investment vehicles, as described in the Shareholder Update, Item 2 - Principal Risks of the Fund, General SPV Risks and General CIV Risks; the remainder is held directly.

PORTFOLIO COMPOSITION

The following chart provides a visual breakdown of the Fund, by the industry sectors that the underlying securities represent, as a percentage of total investments.

FUNDRISE INNOVATION FUND, LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2026

(Amounts in thousands)

Description	Par/Shares	Security Type	Value as of March 31, 2026	% of Net Assets
Technology Private Equity Portfolio Companies
Artificial Intelligence
Anthropic, PBC(1)(2)(3)(4)	N/A	Co-Investment Vehicles	$112,418	16.5%
OpenAI Group PBC(1)(2)(3)(4)	N/A	Co-Investment Vehicles	84,163	12.4%
Databricks, Inc.(1)(2)(4)(5)	N/A	SPV	72,480	10.7%
Anduril Industries, Inc.(1)(2)(3)(4)	N/A	Co-Investment Vehicle	30,231	4.5%
Space Exploration Technologies Corp.(1)(2)(3)(4)	5	SPV	26,856	4.0%
Databricks, Inc.(1)(2)(3)	122	Common Stock	23,256	3.4%
Flock Group, Inc.(1)(2)(3)	631	Class B - Preferred Stock	9,557	1.4%
Anduril Industries, Inc.(1)(2)(3)	76	Series Seed - Preferred Stock	7,350	1.1%
Flock Group, Inc.(1)(2)(3)	440	Class A - Preferred Stock	6,661	1.0%
Flock Group, Inc.(1)(2)(3)	373	Class A First SAFE - Preferred Stock	5,639	0.8%
Visual Layer, Inc.(1)(2)(3)(6)	N/A	Simple Agreement for Future Equity	5,000	0.7%
AI-LLM, LLC(1)(2)(3)	N/A	Co-Investment Vehicle	3,105	0.5%
Handshake(1)(2)(3)	38	Series C - Preferred Stock	2,814	0.4%
Anyscale, Inc.(1)(2)(3)	511	Common Stock	2,494	0.4%
Intercom, Inc.(1)(2)(3)	45	Common Stock	2,385	0.4%
Flock Group, Inc.(1)(2)(3)	103	Class C - Preferred Stock	1,559	0.2%
Handshake(1)(2)(3)	8	Series D - Preferred Stock	601	0.1%
Intercom, Inc.(1)(2)(3)	8	Series A - Preferred Stock	417	0.1%
Risotto(1)(2)(3)(7)	261	Series Seed 2 - Preferred Stock	375	0.0%
Luminos, Inc.(1)(2)(3)(7)	170	Series Seed 2 - Preferred Stock	285	0.0%
Risotto(1)(2)(3)(7)	87	Series Seed 1 - Preferred Stock	125	0.0%
Luminos, Inc.(1)(2)(3)(7)	47	Series Seed 1 - Preferred Stock	79	0.0%
Gumloop(1)(2)(3)(7)	5	Series A-2 - Preferred Stock	22	0.0%
Total Artificial Intelligence (Cost $190,263)			$397,872	58.6%
Financial Technology
Ramp Business Corp.(1)(2)(3)	149	Series A-2 - Preferred Stock	$13,365	2.0%
Ramp Business Corp.(1)(2)(3)	133	Series C-1 - Preferred Stock	12,000	1.8%
Erebor Bank, N.A.(1)(2)(3)	19	Series B - Preferred Stock	5,000	0.7%
Ramp Business Corp.(1)(2)(3)	26	Common Stock	2,376	0.3%
Stripe, Inc.(1)(2)(3)	10	Common Stock	618	0.1%
Total Financial Technology (Cost $21,253)			$33,359	4.9%
Data Infrastructure
dbt Labs, Inc.(1)(2)(3)(8)	441	Series D - Preferred Stock	$15,000	2.2%
Vanta, Inc.(1)(2)(3)	555	Series B-1 - Preferred Stock	10,116	1.5%
Immuta, Inc.(1)(2)(3)	80	Common Stock	1,022	0.2%
DittoLive, Inc.(1)(2)(3)	73	Series B - Preferred Stock	1,000	0.2%
Omni Analytics, Inc.(1)(2)(3)	58	Series B-1 - Preferred Stock	588	0.1%
Hightouch(1)(2)(3)	12	Common Stock	583	0.1%
Hightouch(1)(2)(3)(7)	2	Series C - Preferred Stock	100	0.0%
Total Data Infrastructure (Cost $22,890)			$28,409	4.3%
Gaming/Entertainment
Epic Games, Inc.(1)(2)(3)	43	Common Stock	$19,180	2.8%
Total Gaming/Entertainment (Cost $19,180)			$19,180	2.8%
Vertical/Horizontal Software
Canva, Inc.(1)(2)(3)	6	Common Stock	$9,599	1.4%
Total Vertical/Horizontal Software(Cost $6,220)			$9,599	1.4%
Biotechnology
Loyal Animal Health, Inc.(1)(2)(3)	780	Series C - Preferred Stock	$9,560	1.4%
Total Biotechnology (Cost $9,560)			$9,560	1.4%

See accompanying notes to financial statements.

FUNDRISE INNOVATION FUND, LLC
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2026

Description	Par/Shares	Security Type	Value as of March 31, 2026	% of Net Assets
Property Technology
Inspectify, Inc.(1)(2)(3)(9)	1,295	Series A-5 - Preferred Stock	$5,000	0.7%
Rhino Labs, Inc.(1)(2)(3)	10	Series P - Preferred Stock	1,023	0.2%
Inspectify, Inc.(1)(2)(3)(6)(9)	N/A	Simple Agreement for Future Equity	1,000	0.2%
Rhino Labs, Inc.(1)(2)(3)(7)	300	Series D-1A - Preferred Stock	250	0.0%
Rhino Labs, Inc.(1)(2)(3)(7)	170	Series D-1 - Preferred Stock	141	0.0%
Total Property Technology (Cost $7,391)			$7,414	1.1%
Total Technology Private Equity Portfolio Companies (Cost $276,757)			$505,393	74.5%
Technology Fixed Income
SWITCH Data Centers - SWCH 2025-DATA E, 7.01%(3.34% + SOFR), 02/15/27(10)(11)	$12,500	Commercial Mortgage-Backed Security	$12,316	1.8%
QTS Data Centers - BX 2025-VOLT C, 6.02%(2.35% + SOFR), 12/15/27(10)(11)(12)	10,000	Commercial Mortgage-Backed Security	9,962	1.5%
QTS Data Centers - BX 2025-VLT6 E, 6.86%(3.19% + SOFR), 03/15/27(10)(11)	10,000	Commercial Mortgage-Backed Security	9,938	1.5%
Vantage Data Centers - VDCM 2025-AZ D, 5.81%, 07/13/30(10)(13)	9,000	Commercial Mortgage-Backed Security	9,097	1.4%
QTS Data Centers - BX 2025-VLT7 D, 6.92%(3.25% + SOFR), 07/15/27(10)(11)(12)	7,000	Commercial Mortgage-Backed Security	6,969	1.0%
QTS Data Centers - BX 2025-VLT7 E, 7.42%(3.75% + SOFR), 07/15/27(10)(11)(12)	7,000	Commercial Mortgage-Backed Security	6,954	1.0%
EdgeCore Data Centers - ECORE 2025-1A B, 4.55%, 07/25/30(10)	6,000	Commercial Mortgage-Backed Security	5,559	0.8%
QTS Data Centers - BX 2025-VLT6 D, 6.26%(2.59% + SOFR), 03/15/27(10)(11)	5,000	Commercial Mortgage-Backed Security	4,956	0.7%
Total Technology Fixed Income (Cost $66,131)			$65,751	9.7%
Promissory Note
Promissory Note - Theory Ventures, 10.00%, 04/28/33(2)(3)(14)	5,000	Promissory Note	$4,732	0.7%
Total Promissory Note (Cost $4,732)			$4,732	0.7%
Short-Term Investment
JP Morgan U.S. Treasury Plus Money Market Fund, Capital Shares, 3.62%(15)	38,310	Money Market Fund	$38,310	5.6%
Total Short-Term Investment (Cost $38,310)			$38,310	5.6%
Total investments, at value (Cost $385,930)			$614,186	90.5%
Other assets in excess of liabilities			64,732	9.5%
Total Net Assets			$678,918	100.0%

LLC	Limited Liability Company
LP	Limited Partnership

(1)	Non-income producing investment.
(2)	Restricted security. The aggregate value of restricted securities at March 31, 2026 is approximately $510,125 (amount in thousands) and represents approximately 75.2% of net assets. See Note 2, Summary of Significant Accounting Policies for additional information.
(3)	Investments classified as Level 3 within the three-tier fair value hierarchy. See Note 2, Summary of Significant Accounting Policies - Fair Value Measurement for an explanation of this hierarchy, as well as a list of significant unobservable inputs used in the valuation of these instruments.
(4)	Investment held through one or more co-investment vehicles, special purpose vehicles, or other investment vehicles, of which the named investment is the sole underlying portfolio investment. If applicable, shares listed indicate shares of the special purpose vehicle. See Shareholder Update, Item 2 - Principal Risks of the Fund, General SPV Risks and General CIV Risks.
(5)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 2, Summary of Significant Accounting Policies - Fair Value Measurement for additional information.
(6)	This Simple Agreement for Future Equity (“SAFE”) will convert into preferred shares upon an equity financing. The number of shares issued upon conversion is determined by dividing the Fund’s cost of investment by a conversion price, which is based on the applicable discount or SAFE price.
(7)	Value is less than 0.05% of Total Net Assets.
(8)	As of March 31, 2026, dbt Labs, Inc. had announced a proposed merger with Fivetran, Inc. that had not yet closed.
(9)	Investment in an affiliate. See Note 5, Investment Manager Fees and Other Related Party Transactions for additional information.
(10)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold to qualified institutional buyers in transactions exempt from registration. The aggregate value of these securities at March 31, 2026 is approximately $65,751 (amount in thousands) and represents approximately 9.7% of net assets.
(11)	This investment has a floating interest rate. Coupon rate, reference index and spread shown at March 31, 2026.
(12)	All or a portion of this security has been pledged as collateral for securities sold under agreement to repurchase. See Note 7, Reverse Repurchase Agreements for additional information.
(13)	This investment has a variable interest rate which adjusts periodically based on changes in current interest rates. Coupon rate shown at March 31, 2026.
(14)	As of March 31, 2026, the Fund had total unfunded capital commitments of $599 (amount in thousands) for the promissory note investment.
(15)	Rate disclosed is representative of the seven-day effective yield as of March 31, 2026.

See accompanying notes to financial statements.

FUNDRISE INNOVATION FUND, LLC
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2026

(Amounts in thousands)

Reverse Repurchase Agreements
Counterparty	Settlement Date	Maturity Date	Interest % (Borrowing Rate)	Principal	Payable (Including Accrued Interest)
Barclays Bank PLC	03/02/26	04/02/26	4.77%	$4,883	$(4,902)
Barclays Bank PLC	03/02/26	04/02/26	4.67%	5,198	(5,218)
Barclays Bank PLC	03/02/26	04/02/26	4.62%	5,737	(5,759)
Total				$15,818	$(15,879)

See accompanying notes to financial statements.

FUNDRISE INNOVATION FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2026

(Amounts in thousands, except share and per share data)

Assets
Investments in unaffiliated entities, at fair value (Cost $380,930)	$608,186
Investments in non-controlled affiliated entities, at fair value (Cost $5,000)	6,000
Cash	75,717
Other assets	10,450
Interest and dividend receivable from unaffiliated investments	632
Prepaid expenses	508
Total Assets	$701,493

Liabilities
Payable for reverse repurchase agreements	$15,879
Deferred tax liability, net	3,850
Accounts payable and accrued expenses	1,529
Management fees payable	1,099
Current tax liability	164
Distributions payable	42
Redemptions payable	12
Total Liabilities	$22,575

Commitments and Contingencies(1)

Total Net Assets	$678,918

Components of Net Assets
Paid-in capital	$456,723
Distributable earnings	222,195
Total Net Assets	$678,918

Net Asset Value
Net Assets	$678,918
Common shares outstanding as of March 31, 2026; unlimited shares authorized	35,797,138
Net Asset Value Per Share	$18.97

(1)	See Note 2, Summary of Significant Accounting Policies for additional information.

See accompanying notes to financial statements.

FUNDRISE INNOVATION FUND, LLC

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2026

(Amounts in thousands)

Investment Income
Interest income from unaffiliated investments	$3,391
Dividend income from unaffiliated investments	1,390
Total Investment Income	$4,781

Expenses
Management fees	$6,870
Marketing expenses	1,351
Miscellaneous expenses	894
Management fees recouped by the Adviser	724
Professional fees	622
Custody fees	301
Transfer agent fees	243
Interest expense	203
Directors’ fees	135
Total Expenses	$11,343

Net Investment Income (Loss)	$(6,562)

Net Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from unaffiliated investments	$5,800
Net change in unrealized appreciation/depreciation from unaffiliated investments	196,179
Net change in unrealized appreciation/depreciation from deferred tax benefit (expense)	1,811
Total Net Realized and Unrealized Gain (Loss) from Investments	$203,790

Net Increase (Decrease) in Net Assets Resulting from Operations	$197,228

See accompanying notes to financial statements.

FUNDRISE INNOVATION FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	For the Years Ended March 31,
	2026	2025
Operations:
Net investment income (loss)	$(6,562)	$(3,748)
Net realized gain (loss) from investments	5,800	222
Net change in unrealized appreciation/depreciation from investments	197,990	22,973
Net Increase (Decrease) in Net Assets Resulting from Operations	$197,228	$19,447

Distributions to Common Shareholders From:
Distributable earnings	$(5,259)	$—
Return of capital	—	(381)
Net Decrease in Net Assets from Distributions to Common Shareholders	$(5,259)	$(381)

Capital Share Transactions:
Proceeds from sale of shares	$302,187	$76,634
Distributions reinvested	1,660	17
Repurchase of shares	(28,564)	(11,753)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	$275,283	$64,898
Net Increase (Decrease) in Net Assets	$467,252	$83,964

Net Assets:
Beginning of Year	$211,666	$127,702
End of Year	$678,918	$211,666

See accompanying notes to financial statements.

FUNDRISE INNOVATION FUND, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED MARCH 31, 2026

(Amounts in thousands)

Operating Activities:
Net increase in net assets resulting from operations	$197,228

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments in unaffiliated entities	(195,759)
Investments in non-controlled affiliated entities	(1,000)
Net change in investments in short-term investments	(24,922)
Accretion of discounts	(43)
Net realized (gain) loss from unaffiliated investments	(5,800)
Net change in unrealized appreciation/depreciation from unaffiliated investments	(196,179)
Proceeds from sale of unaffiliated investments	25,645

Changes in assets and liabilities:
Net (increase) decrease in other assets	(10,450)
Net (increase) decrease in interest and dividend receivable from unaffiliated investments	(526)
Net (increase) decrease in due from Adviser	204
Net (increase) decrease in prepaid expenses	(459)
Net (increase) decrease in payable for reverse repurchase agreements	15,879
Net increase (decrease) in current tax liability	164
Net increase (decrease) in deferred tax liability, net	(1,975)
Net increase (decrease) in settling subscriptions	(551)
Net increase (decrease) in management fees payable	1,099
Net increase (decrease) in accounts payable and accrued expenses	1,195
Net cash provided by (used in) operating activities	$(196,250)

Financing Activities:
Proceeds from sale of shares	$302,187
Cash paid for shares repurchased	(28,552)
Distributions paid	(3,665)
Net cash provided by (used in) financing activities	$269,970

Net increase (decrease) in cash	$73,720
Cash, beginning of year	1,997
Cash, end of year	$75,717

Supplemental Disclosure of Non-Cash Activity:
Distributions reinvested	$1,660
Equity in promissory note received through in-kind transaction	4,627
SAFE in portfolio company converted to equity through in-kind transaction	498

See accompanying notes to financial statements.

FUNDRISE INNOVATION FUND, LLC

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,						For the Period July 25, 2022(1) Through
	2026		2025		2024		March 31, 2023
Net Asset Value, Beginning of Period	$11.40		$10.20		$10.05		$10.00

Income from Investment Operations
Net investment income (loss)(2)	$(0.27)		$(0.25)		$(0.06)		$0.05
Net realized and unrealized gain (loss) on investments	8.05		1.48		0.21		0.00	(3)
Total Income (Loss) from Investment Operations	$7.78		$1.23		$0.15		$0.05

Distributions to Common Shareholders From:
Capital gains	$(0.21)		$—		$—		$—
Return of capital	—		(0.03)		(0.00	)(3)	—
Total Distributions to Common Shareholders	$(0.21)		$(0.03)		$(0.00)		$—

Net Asset Value, End of Period	$18.97		$11.40		$10.20		$10.05

Total Investment Return Based on Net Asset Value(4)	68.39%		12.02	%(5)	1.53	%(5)	0.50	%(5)(6)
Total Investment Return Based on Market Value	319.04	%(6)(7)	N/A		N/A		N/A

Ratios and Supplemental Data
Net assets at end of period (thousands)	$678,918		$211,666		$127,702		$73,132
Including interest expense:
Ratio of gross expenses to average net assets(8)(9)	2.57	%(10)	8.94	%(10)	3.50	%(11)	6.18	%(12)
Ratio of net expenses to average net assets(9)	2.57	%(10)	6.58	%(10)	3.07	%(13)	2.74	%(12)
Ratio of net investment income (loss) to average net assets	(1.77)%		(2.31)%		(0.55	)%(14)	0.68	%(12)
Excluding interest expense:
Ratio of gross expenses to average net assets(8)(9)	2.51	%(10)	8.94	%(10)	3.50	%(11)	6.18	%(12)
Ratio of net expenses to average net assets(9)	2.51	%(10)	6.58	%(10)	3.07	%(13)	2.74	%(12)
Ratio of net investment income (loss) to average net assets	(1.71)%		(2.31)%		(0.55	)%(14)	0.68	%(12)
Portfolio turnover rate	7	%(15)	8	%(15)	18%		—	%(6)

(1)	Commencement of investment operations.
(2)	Based on average shares outstanding during each period.
(3)	Less than $0.01 per share.
(4)	Total investment return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period indicated and assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment policy. Returns shown do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the sale of Fund shares.
(5)	Total investment returns for the period would have been lower had certain expenses not been waived or borne by the Adviser during the period. The Fund’s Board of Directors terminated the Expense Limitation Agreement effective as of the Fund’s listing of Shares on the NYSE. See Note 5, Investment Manager Fees and Other Related Party Transactions for further information.
(6)	Not annualized.
(7)	The Fund’s shares of common stock commenced trading on NYSE on March 19, 2026 at $31.25 per share. Total Return on Market Value is based on the period from March 19, 2026 to March 31, 2026.
(8)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(9)	Excludes acquired fund fees and expenses of underlying investment companies.
(10)	Ratios include (0.49)% and 3.58% of deferred tax expense/(benefit) for the years ended March 31, 2026 and March 31, 2025, respectively.
(11)	The ratio of gross expenses to average net assets includes income tax expense. The ratio excluding income tax expense was 3.43% for the year ended March 31, 2024.
(12)	Annualized, except for non-recurring items.
(13)	The ratio of net expenses to average net assets includes income tax expense. The ratio excluding income tax expense was 3.00% for the year ended March 31, 2024.
(14)	The ratio of net investment income (loss) to average net assets includes income tax expense. The ratio excluding income tax expense was (0.48)% for the year ended March 31, 2024.
(15)	Excludes the impact of in-kind transactions.

See accompanying notes to financial statements.

FUNDRISE INNOVATION FUND, LLC

FINANCIAL HIGHLIGHTS (CONTINUED)

Senior Securities

The Fund engaged in and held senior securities as of the periods as presented as follows:

	As of the Years Ended March 31,			July 25, 2022(1) Through
	2026	2025	2024	March 31, 2023
Reverse Repurchase Agreements
Total amount outstanding (thousands)	$15,879	$—	$—	$—
Asset coverage per $1,000	44,756	—	—	—
Involuntary liquidation preference	N/A	N/A	N/A	N/A

See accompanying notes to financial statements.

FUNDRISE INNOVATION FUND, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2026

1.	Formation and Organization

Fundrise Innovation Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company. The Fund intends to elect and intends to qualify to be taxed as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for its taxable year ending March 31, 2026. During prior taxable years, the Fund was taxed as a C corporation for U.S. federal income tax purposes. The Fund is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on July 25, 2022.

At a meeting held on January 9, 2026, the Fund’s Board of Directors approved a legal name change of the Fund from “Fundrise Growth Tech Fund, LLC” to “Fundrise Innovation Fund, LLC,” effective January 20, 2026. On January 14, 2026, the Fund’s Board of Directors also approved proposals concerning the conversion of the Fund from a closed-end fund operating as a tender offer fund under the Securities Act of 1934, as amended, to a listed closed-end fund with Fund shares listed on the New York Stock Exchange, LLC (“NYSE”) and the implementation of a six-month lockup for all Fund shares purchased before February 20, 2026 to facilitate the listing of the Fund on the NYSE. Fund shareholders approved these proposals at a special meeting of shareholders convened on February 19, 2026. The Fund’s shares began trading on the NYSE on March 19, 2026 under the symbol “VCX”.

In addition, in connection with the conversion of the Fund to a listed closed-end fund, certain updates to the Fund’s Limited Liability Company Agreement (the “LLC Agreement”) were approved by the Fund’s Board of Directors. Further, the Fund’s Board members have been divided into three classes – Class I Directors, Class II Directors, and Class III Directors. The updates to the LLC Agreement and the classification of the Fund’s Board of Directors became effective upon the Fund’s listing on the NYSE.

The Fund may offer and sell securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods.

The Fund’s investment objective is to provide total return primarily through long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in private and public technology companies, directly or indirectly, with a primary focus on the equity securities (e.g., common stock, preferred stock, and convertible debt) of certain privately held, mid-to-late stage, growth companies (“Portfolio Companies”), or other investments (including derivatives, exchange-traded funds and other pooled investment vehicles) that have economic characteristics similar to investments in technology companies. Under normal circumstances, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of technology and technology-related companies (referred to herein as “technology companies”) and other investments (including derivatives) that have economic characteristics similar to investments in technology companies.

The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies (“ASC 946”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.

The estimates and assumptions underlying these financial statements are based on information available as of March 31, 2026, including judgments about the financial market and economic conditions which may change over time.

FUNDRISE INNOVATION FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2026

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation Oversight

Pursuant to SEC Rule 2a-5 under the 1940 Act, the Board has approved the Adviser as the Fund’s Valuation Designee (“Valuation Designee”), to provide administration and oversight of the Fund’s valuation policies and procedures. The Fund values its investments in accordance with such procedures. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.

In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Fair Value Measurement

The following is a current summary of certain methods generally used to value investments of the Fund under the Fund’s valuation procedures:

The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:

Level 1 – Quoted market prices in active markets for identical assets or liabilities.

Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).

Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.

Fixed income securities are valued by an independent pricing service overseen by the Valuation Designee. The pricing service employs a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Valuation Designee, in accordance with the valuation policy and procedures approved by the Board. These securities are generally classified in Level 2 of the fair value hierarchy.

FUNDRISE INNOVATION FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2026

Investments in registered investment companies, including money market funds, are valued at the NAV as of the close of each business day. These securities are generally classified in Level 1 of the fair value hierarchy.

Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value as of March 31, 2026. These reverse repurchase agreements are generally classified in Level 2 of the fair value hierarchy.

The majority of the Fund’s investments have no readily available market quotations and, as such, are valued at fair value in good faith. There is no single standard for determining the fair value of a security. Rather, fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes. For mid-to-late stage growth Portfolio Companies, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing investments in accordance with ASC 820. As such, until the Portfolio Companies grow to a point where traditional valuation methods apply, the Adviser may deem it more appropriate to utilize other valuation methodologies. Late-stage private companies or “pre-IPO companies” traditionally raise capital from investors in organized funding rounds. During such funding rounds, a pre-IPO company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of the Fund’s Portfolio Companies may be adjusted when a new valuation is set by the lead investor in the next funding round. As such, the Adviser may use the market approach to estimate the fair value of the Fund’s Portfolio Companies by adjusting the valuation of the Portfolio Companies with each new funding round. However, while the valuation as of the latest funding round is a prominent factor in the Adviser’s valuation process, it is not the only factor that the Adviser considers when valuing its portfolio investments.

The Adviser may establish certain thresholds or triggers that intend to capture fundamental changes in the value of the Portfolio Company that would affect the anticipated return on the Fund’s investment. Examples of certain thresholds or triggers may include, an unexpected business or technology breakthrough, faster than anticipated revenue growth, a fundamental failure of the technology, the loss of a key customer, or the success of a competitor in the same industry. Additionally, the Adviser may consider several additional factors (if present), including but not limited to the implied valuation of the asset as reflected by stock purchase contracts reported in private markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, or the liquidity of the market for the security. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the Portfolio Companies to investors or prospective investors, to the extent that it is available.

The Fund invests in Portfolio Companies by purchasing securities directly from such Portfolio Companies, through simple agreements for future equity (“SAFEs”), or through co-investment vehicles (“CIV”) and special purpose vehicles (“SPV”). SAFEs represent a contractual right to future equity of a company, in exchange for which the holder of the SAFE contributes capital to the company. SAFEs enable investors to convert their investment to equity upon the occurrence of triggering events set forth in the applicable SAFE.

For investments in companies that are not considered “pre-IPO companies”, valuation methods utilized may include, but are not limited to the following: sales comparison approach; discounted cash flow method; hypothetical sales method; and appraisals received from one or more pricing services. In addition, the Fund may utilize: an analysis of financial ratios and valuation metrics of the Portfolio Companies that issued private equity securities to peer companies that are public; an analysis of the Portfolio Companies’ most recent financial statements and forecasts; an analysis of the markets in which the Portfolio Company does business; and other relevant factors.

Certain Portfolio Companies are generally valued based on the latest NAV reported by the Portfolio Company’s portfolio manager (“Portfolio Manager”) as a practical expedient, where such valuation methodologies employed by certain Portfolio Companies reflect fair value pricing and the effects of using fair value pricing. New purchases of certain Portfolio Companies may be valued at original transaction price initially until a NAV is provided by the Portfolio Manager. If the Valuation Committee concludes in good faith that the latest NAV reported by a Portfolio Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value), the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Company. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FUNDRISE INNOVATION FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2026

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The following is a summary of the Fund’s assets and liabilities measured at fair value on a recurring basis as of March 31, 2026, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value (amounts in thousands):

Assets	Level 1	Level 2	Level 3	Practical Expedient(1)	Total
Portfolio Companies	$—	$—	$432,913	$72,480	$505,393
Promissory Note	—	—	4,732	—	4,732
Commercial Mortgage-Backed Securities	—	65,751	—	—	65,751
Short-Term Investment	38,310	—	—	—	38,310
Total Assets	$38,310	$65,751	$437,645	$72,480	$614,186

Liabilities	Level 1	Level 2	Level 3	Practical Expedient(1)	Total
Reverse Repurchase Agreements	$—	$(15,879)	$—	$—	$(15,879)
Total Liabilities	$—	$(15,879)	$—	$—	$(15,879)

(1)	As a practical expedient, certain investments that are measured at fair value using the NAV per share (or its equivalent) have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The Fund utilizes the NAV as a practical expedient to value certain investments. The table below sets forth those investments, including their unfunded commitments and other attributes, that were significant as of March 31, 2026(1) .

Investment Category	Investment Strategy	Fair Value (amounts in thousands)	Unfunded Commitments (amounts in thousands)	Estimated Remaining Life	Redemption Frequency	Redemption Notice Period (In Days)	Redemption Restriction Terms
Portfolio Company	To serve as an investment vehicle through which the assets of its partners may be utilized to make investment(s) in the securities of Databricks, Inc.	$72,480	N/A	Indefinite	None	N/A	N/A

(1)

The information summarized in the table above represents the general terms for the specified financing stage. Individual investment funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most individual investment funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

FUNDRISE INNOVATION FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2026

The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of March 31, 2026 (amounts in thousands). The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Impact to Valuation from an Increase in Input(2)
Portfolio Companies	$327,095	Market Transaction	Transaction Price	N/A	Increase
Portfolio Companies	105,818	Recent Transaction	Transaction Price	N/A	Increase
Promissory Note	4,732	Discounted Cash Flow	Discount Rate	10.9%	Decrease
			Collateral Value	$4,732	Increase
Total Investments	$437,645

(1)	Market transaction represents investments valued using private transaction prices or non-public third-party pricing information which is unobservable. Recent transaction represents investments held at the original transaction price, either from the Portfolio Company’s funding round or a secondary seller, and other relevant market data.
(2)	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Portfolio Companies	Promissory Note		Total
Balance as of March 31, 2025	$119,573	$—		$119,573
Purchases or conversions	147,004	4,732	(1)	151,736
Realized gain (loss)	—	—		—
Net change in unrealized appreciation/depreciation	166,834	—		166,834
Sales or conversions	(498)	—		(498)
Transfers into Level 3	—	—		—
Transfers out of Level 3	—	—		—
Balance as of March 31, 2026	$432,913	$4,732		$437,645
Net change in unrealized appreciation/depreciation for the year ended March 31, 2026 related to Level 3 investments held at March 31, 2026	$166,834	$—		$166,834

(1)	Represents the fair value of a promissory note received in exchange for the Fund’s limited partnership interest in Theory Ventures, L.P. in an in-kind transaction.

Restricted Investments

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on NAV. In addition, the Fund’s investments in Portfolio Companies will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The following are the restricted investments held by the Fund as of March 31, 2026 (amounts in thousands):

Description	Initial Acquisition Date	Shares	Cost	Value as of March 31, 2026	% of Net Assets
Databricks, Inc. - SPV	07/14/23	N/A	$25,019	$72,480	10.7%
OpenAI Group PBC - CIV	09/27/24	N/A	25,890	64,614	9.5%
Anthropic, PBC - CIV	12/06/23	N/A	8,534	56,388	8.3%
Anthropic, PBC - CIV	08/14/25	N/A	21,462	36,030	5.3%
Anduril Industries, Inc. - CIV	10/27/23	N/A	6,021	30,231	4.5%
Space Exploration Technologies Corp. - SPV	07/18/25	5	16,404	26,856	4.0%

FUNDRISE INNOVATION FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2026

Description	Initial Acquisition Date	Shares	Cost	Value as of March 31, 2026	% of Net Assets
Databricks, Inc. - Common Stock	11/20/23	122	$8,874	$23,256	3.4%
Anthropic, PBC - CIV	02/10/26	N/A	20,800	20,000	2.9%
OpenAI Group PBC - CIV	12/29/23	N/A	5,350	19,549	2.9%
Epic Games, Inc. - Common Stock	08/27/25	43	19,180	19,180	2.8%
dbt Labs, Inc. - Series D - Preferred Stock	09/22/23	441	15,000	15,000	2.2%
Ramp Business Corp. - Series A-2 - Preferred Stock	10/08/25	149	10,200	13,365	2.0%
Ramp Business Corp. - Series C-1 - Preferred Stock	01/31/25	133	5,005	12,000	1.8%
Vanta, Inc. - Series B-1 - Preferred Stock	09/07/22	555	5,000	10,116	1.5%
Canva, Inc. - Common Stock	09/15/23	6	6,220	9,599	1.4%
Loyal Animal Health, Inc. - Series C - Preferred Stock	12/10/25	780	9,560	9,560	1.4%
Flock Group, Inc. - Class B - Preferred Stock	11/26/25	631	13,961	9,557	1.4%
Anduril Industries, Inc. - Series Seed - Preferred	01/06/26	76	7,350	7,350	1.1%
Flock Group, Inc. - Class A - Preferred Stock	03/02/26	440	6,661	6,661	1.0%
Flock Group, Inc. - Class A First SAFE - Preferred Stock	03/02/26	373	5,639	5,639	0.8%
Visual Layer, Inc. - SAFE	06/04/24	N/A	5,000	5,000	0.7%
Erebor Bank, N.A. - Series B - Preferred Stock	02/20/26	19	5,000	5,000	0.7%
Inspectify, Inc. - Series A-5 - Preferred Stock	06/30/23	1,295	4,000	5,000	0.7%
Promissory Note - Theory Ventures	03/01/26	5,000	4,732	4,732	0.7%
AI-LLM, LLC - CIV	08/31/23	N/A	1,597	3,105	0.5%
Handshake - Series C - Preferred Stock	10/23/25	38	2,814	2,814	0.4%
Anyscale, Inc. - Common Stock	10/18/23	511	2,494	2,494	0.4%
Intercom, Inc. - Common Stock	10/17/25	45	2,385	2,385	0.4%
Ramp Business Corp. - Common Stock	05/20/24	26	693	2,376	0.3%
Flock Group, Inc. - Class C - Preferred Stock	11/26/25	103	2,278	1,559	0.2%
Rhino Labs, Inc. - Series P - Preferred Stock	02/05/25	10	2,000	1,023	0.2%
Immuta, Inc. - Common Stock	03/28/23	80	1,022	1,022	0.2%
DittoLive, Inc. - Series B - Preferred Stock	01/17/25	73	1,000	1,000	0.2%
Inspectify, Inc. - SAFE	11/03/25	N/A	1,000	1,000	0.2%
Stripe, Inc. - Common Stock	06/28/24	10	355	618	0.1%
Handshake - Series D - Preferred Stock	10/23/25	8	601	601	0.1%
Omni Analytics, Inc. - Series B-1 - Preferred Stock	08/27/24	58	500	588	0.1%
Hightouch - Common Stock	06/06/24	12	268	583	0.1%
Intercom, Inc. - Series A - Preferred Stock	10/17/25	8	417	417	0.1%
Risotto - Series Seed 2 - Preferred Stock(1)	02/20/25	261	300	375	0.0%
Luminos, Inc. - Series Seed 2 - Preferred Stock(1)	11/09/23	170	198	285	0.0%
Rhino Labs, Inc. - Series D-1A - Preferred Stock(1)	02/03/25	300	250	250	0.0%
Rhino Labs, Inc. - Series D-1 - Preferred Stock(1)	02/03/25	170	141	141	0.0%
Risotto - Series Seed 1 - Preferred Stock(1)	11/12/25	87	125	125	0.0%
Hightouch - Series C - Preferred Stock(1)	05/09/25	2	100	100	0.0%
Luminos, Inc. - Series Seed 1 - Preferred Stock(1)	11/05/25	47	79	79	0.0%
Gumloop - Series A-2 - Preferred Stock(1)	08/16/24	5	10	22	0.0%
Total			$281,489	$510,125	75.2%

(1)	Value is less than 0.05% of Total Net Assets.

Income Taxes

The Fund intends to elect and intends to qualify as a RIC under the Code, for its taxable year ending March 31, 2026. To qualify as a RIC, the Fund must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Fund’s annual investment company taxable income to the shareholders of the Fund (“Shareholders”) (which is computed without regard to the dividends paid deduction and generally equals the Fund’s ordinary income plus the excess of its net short-term capital gains over its net long-term capital losses, minus deductible expenses). As a RIC, the Fund generally will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its Shareholders in the form of dividends. Even if the Fund qualifies for taxation as a RIC, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. The tax period for the taxable year ending March 31, 2023 and all tax periods following remain open to examination by the major taxing authorities in all jurisdictions where the Fund is subject to taxation. For the open tax periods, the Fund has no uncertain tax positions that would require recognition in the financial statements.

FUNDRISE INNOVATION FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2026

Prior to the taxable year ending March 31, 2026, the Fund was treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes. During the periods the Fund was treated as a “C” corporation, for U.S. federal income tax purposes, the Fund incurred tax expenses and was subject to tax at regular corporate rates. Pursuant to rules applicable to RICs that were previously taxed as C corporations, because the Fund’s assets had an aggregate net unrealized built-in gain at the time it first qualified as a RIC, the Fund will be subject to tax at regular corporate rates to the extent the Fund recognizes such gain within five years after so qualifying, even if the Fund distributes such gain. In accordance with U.S. generally accepted accounting principles, the Fund has already accrued a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with such net unrealized built-in gain. Net capital or ordinary losses recognized during the recognition period may be used to offset built-in gains. Such deferred tax liability, and any deferred tax assets, are accounted for in calculating the Fund’s quarterly NAV and will be remeasured from time to time, as the Adviser deems necessary, in accordance with U.S. generally accepted accounting principles.

Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. As of March 31, 2026, the Fund did not record any cumulative unrecognized tax benefits on the Statement of Assets and Liabilities.

The Fund accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are recognized as temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

Distributions To Shareholders

The Fund intends to make distributions necessary to qualify to be taxed as a RIC and, once qualified, maintain its qualification for taxation as a RIC. The Fund expects to declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. Notwithstanding the foregoing, it is likely that many of the Portfolio Companies in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Board may authorize distributions in Shares or in excess of those required for the Fund to maintain RIC tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time. Distributions to Shareholders of the Fund are recorded on the ex-dividend date.

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed as an ordinary corporation on its taxable income (even if such income is distributed to its Shareholders) and all distributions out of earnings and profits will generally be taxed to certain noncorporate U.S. shareholders (including individuals) as “qualified dividend income” eligible for reduced maximum tax rates.

Investment Income and Securities Transactions

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales of investments are determined on a specific identification basis. Dividend income and distributions from investments are recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Distributions received from investments generally are comprised of ordinary income and/ or return of capital. The Fund estimates the allocation of distributions between investment income and return of capital based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from investments after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the reporting period of the Fund.

Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

FUNDRISE INNOVATION FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2026

The Fund may be required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into the investments. As of March 31, 2026, the Fund had total unfunded capital commitments of $599 (amount in thousands) for the promissory note investment.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its Portfolio Companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

3.	Share Transactions

Below is a summary of transactions with respect to the Fund’s common Shares for the year ended March 31, 2026 and for the year ended March 31, 2025 (all tabular amounts are in thousands except share data):

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025
Common Shares	Shares	Amount	Shares	Amount
Proceeds from sale of shares	19,020,292	$302,187	7,164,434	$76,634
Reinvestment of distributions	100,318	1,660	1,546	17
Total gross proceeds	19,120,610	$303,847	7,165,980	$76,651
Repurchase of shares	(1,895,119)	(28,564)	(1,116,726)	(11,753)
Net Proceeds from Common Shares	17,225,491	$275,283	6,049,254	$64,898

As of March 31, 2026, the Sponsor held 10,000 common shares. For the year ended March 31, 2026, total distributions declared to this related party was approximately $2,000.

During the year ended March 31, 2026, the Fund sold shares to the Fundrise Real Estate Interval Fund, LLC (the “Flagship Fund”), an affiliated fund sponsored by the Adviser. As of March 31, 2026, the Flagship Fund held approximately 1,398,936 common shares, valued at approximately $183,191 (amount in thousands). For the year ended March 31, 2026, the Fund did not declare any distributions to the Flagship Fund.

4.	Tender Offers and Trading of Fund Shares on the New York Stock Exchange, LLC

In connection with the conversion of the Fund from a closed-end fund operating as a tender offer fund pursuant to the Securities Exchange Act of 1934, as amended, to a closed-end fund with its Shares listed on the NYSE, the Fund’s Board of Directors approved the Fund’s final tender offer beginning on January 30, 2026, with an offer period which closed on February 28, 2026 (“Final Tender Offer”). The Fund offered to repurchase Fund Shares in an amount up to 5% of the Fund’s net assets pursuant to the Final Tender Offer. With the listing of the Fund’s shares on the NYSE effective March 19, 2026, the Fund’s Board of Directors will no longer authorize tender offers for the Fund.

Prior to the Final Tender Offer, the Fund conducted quarterly tender offers authorized by the Fund’s Board of Directors in the amount of up to 5% of the Fund’s net assets with respect to any such offer. Repurchases of Shares pursuant to such tender offers were made to all holders of Shares, at such times and on such terms as determined by the Fund’s Board of Directors from time to time in its sole discretion in accordance with the requirements of Rule 13e-4 under the Securities Exchange Act of 1934, as amended.

As a listed closed-end fund, Fund shareholders have the ability to sell their shares in the secondary market on the NYSE at any time during market hours. The Fund’s Shares may trade at a premium or discount to the Fund’s net asset value. The repurchase of closed-end tender offer fund shares are completed at net asset value whereas the sale of listed closed-end fund shares are completed at market price.

FUNDRISE INNOVATION FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2026

The following table presents the repurchase offers that were completed during the year ended March 31, 2026 (all tabular amounts are in thousands except share data):

Repurchase Offers	Fourth Quarter Repurchase
Commencement Date	February 27, 2025
Repurchase Request Deadline	March 31, 2025
Repurchase Pricing Date	April 1, 2025
Amount Repurchased	$3,862
Shares Repurchased	339,113

Repurchase Offers	First Quarter Repurchase
Commencement Date	May 29, 2025
Repurchase Request Deadline	June 30, 2025
Repurchase Pricing Date	July 1, 2025
Amount Repurchased	$3,510
Shares Repurchased	279,466

Repurchase Offers	Second Quarter Repurchase
Commencement Date	August 22, 2025
Repurchase Request Deadline	September 30, 2025
Repurchase Pricing Date	October 1, 2025
Amount Repurchased	$5,207
Shares Repurchased	349,466

Repurchase Offers	Third Quarter Repurchase
Commencement Date	November 26, 2025
Repurchase Request Deadline	December 31, 2025
Repurchase Pricing Date	January 2, 2026
Amount Repurchased	$6,683
Shares Repurchased	417,679

Repurchase Offers	Final Repurchase
Commencement Date	January 30, 2026
Repurchase Request Deadline	February 28, 2026
Repurchase Pricing Date	March 2, 2026
Amount Repurchased	$9,302
Shares Repurchased	509,395

5.	Investment Manager Fees and Other Related Party Transactions

On July 18, 2022, the Fund entered into an Investment Management Agreement with the Adviser. Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) of 1.85% of the Fund’s average daily net assets. The Management Fee will be calculated and accrued daily and payable monthly in arrears. For the year ended March 31, 2026, the Fund incurred $6,870 of Management Fees (amount in thousands).

The Adviser and the Fund previously entered into an Expense Limitation agreement pursuant to which the Adviser contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding interest payments, taxes, brokerage commissions, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses, including with respect to reorganizations or litigation affecting the Fund) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to 3.00% of the Fund’s average daily net assets. The Adviser is entitled to seek recoupment from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that the recoupment will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or recouped, or (b) the expense limitation amount in effect at the time of the recoupment. Pursuant to approval by the Board, the Fund’s Expense Limitation Agreement terminated effective as of the Fund’s listing of Shares on the NYSE.

FUNDRISE INNOVATION FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2026

For the year ended March 31, 2026, the Adviser did not waive management fees or reimburse expenses.

As of March 31, 2026, the Fund had remaining expense waivers and/or reimbursement subject to recoupment by the Adviser and respective dates of expiration as follows (amounts in thousands):

Recoupment Expiration	Expenses Remaining
Expires during the year ended March 31, 2027	$432
Expires during the year ended March 31, 2028	3,829
Expires during the year ended March 31, 2029	—
Total Fee Waiver/Expense Reimbursement Subject to Recoupment	$4,261

For the year ended March 31, 2026, the Adviser recouped $724 (amount in thousands) as reflected on the accompanying Statement of Operations.

The Adviser or its affiliates may be entitled to certain fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation, such as fees and expenses associated with the selection, acquisition, or origination of investments (including, but not limited to, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset) whether or not the Fund ultimately acquires or originates the investment, and the sale of investments. No such fees were incurred or paid by the Fund to the Adviser or its affiliates for the year ended March 31, 2026.

The Adviser and Rise Companies entered into a Shared Services Agreement where Rise Companies will provide the Adviser with the personnel, services and resources necessary for the Adviser to comply with its obligations and responsibilities under the Second Amended and Restated Operating Agreement (“Operating Agreement”) and Investment Management Agreement, which includes responsibility for operations of the Fund and performance of such services and activities relating to the investments and operations of the Fund as may be appropriate, including without limitation those services and activities listed in the Operating Agreement and Investment Management Agreement.

The Fund will reimburse the Adviser for out-of-pocket expenses paid to third parties in connection with providing services to the Fund. This does not include the Adviser’s overhead, employee costs borne by the Adviser, or utilities costs. Expense reimbursements payable to the Adviser also may include expenses incurred by the Sponsor in the performance of services pursuant to a shared services agreement between the Adviser and the Sponsor, including any increases in insurance attributable to the management or operation of the Fund. During the year ended March 31, 2026, there were approximately $97 (amount in thousands) of expenses reimbursed to the Adviser pursuant to the shared services agreement.

Affiliated Investments

The Fund invests in one or more affiliated entities. The securities of the affiliated investment vehicles have not been registered under the Securities Act of 1933, as amended, and thus investments in such affiliated investment vehicles are subject to restrictions on resale.

During the year ended March 31, 2026, investments in affiliates were as follows (amounts in thousands):

Non-Controlled Affiliated Investment

	Balance as of March 31, 2025	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss) and Capital Gain Distributions	Change in Unrealized Appreciation/ Depreciation	Balance as of March 31, 2026		Total Dividend Income
Technology Private Equity
Inspectify, Inc.	$5,000	$1,000	(1)	$—	$—	$—	$6,000	(1)	$—
Total	$5,000	$1,000		$—	$—	$—	$6,000		$—

(1)	Amount includes a $1,000 SAFE in Inspectify, Inc. which has not yet converted into an equity investment as of March 31, 2026 (amount in thousands).

FUNDRISE INNOVATION FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2026

6.	Investments

The Fund invests in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock and convertible debt) of certain privately held, mid-to-late-stage, growth companies, or other investments (including derivatives) that have economic characteristics similar to investments in technology companies.

The cost of purchases and proceeds from the sale of investments, other than short-term securities and in-kind transactions, for the year ended March 31, 2026 amounted to $196,759 and $25,645, respectively (amounts in thousands). For the year ended March 31, 2026, the cost of purchases and proceeds from sales of in-kind transactions were $5,125 (amounts in thousands).

7.	Reverse Repurchase Agreements

The Fund may use leverage to provide additional funds to support its investment activities. The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan from a bank or dealer at a specified maturity date. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund. The gross amount of cash received in exchange for assets sold plus accrued interest payments to be made by the Fund to counterparties are reflected as a payable for reverse repurchase agreements on the Statement of Assets and Liabilities. Interest expense on reverse repurchase agreements are recorded as a component of interest expense on the Statement of Operations.

As part of the reverse repurchase agreements held as of March 31, 2026, the Fund pledged securities as collateral valued at $23,886 (amount in thousands), which have been identified on the Schedule of Investments. For the year ended March 31, 2026, the average borrowings and the weighted average interest rate were $4,691 (amount in thousands) and 4.71%, respectively.

As of March 31, 2026, the remaining contractual maturity of the outstanding reverse repurchase agreements held by the Fund were as follows (amount in thousands):

Counterparty	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater than 90 Days	Total
Barclays Bank PLC	$—	$15,879	$—	$—	$15,879

8.	Tax Basis Information

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

As of March 31, 2026, the tax basis of distributable earnings (accumulated deficit) was as follows (amounts in thousands):

Undistributed long-term gain	$394
Tax accumulated earnings (loss)	$394
Accumulated capital and other losses	(2,606)
Other book/tax temporary differences	(4,014)
Net unrealized gain (loss) on investments	228,421
Total Distributable Earnings	$222,195

FUNDRISE INNOVATION FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2026

On the Statement of Assets and Liabilities, as a result of net operating loss and permanent tax adjustments for the pre-RIC period, amounts for the year ended March 31, 2026 have been reclassified from what was previously reported. The reclassification has no impact on the net assets of the Fund. On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, reclassification adjustments were made as follows (amounts in thousands):

Distributable earnings	$8,224
Paid in capital	(8,224)

For tax purposes, the current year ordinary loss deferral is $2,606 (amount in thousands) (realized during the period January 1, 2026 through March 31, 2026). The loss will be recognized on the first business day of the Fund’s next fiscal year beginning April 1, 2026.

During the tax period presented below, the tax character of distributions paid by the Fund was as follows (amounts in thousands):

	For the Tax Year Ended March 31,
	2026	2025
Ordinary income	$—	$—
Long-term capital gain	5,259	—
Return of capital (1)	—	323
Total Distributions Paid	$5,259	$323

(1)	The difference between tax-basis distributions and book-basis distributions is due to the timing of when distributions are considered paid.

As of March 31, 2026, the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows (amounts in thousands):

Cost of investments for tax purposes	$385,765
Gross tax unrealized appreciation	$245,480
Gross tax unrealized depreciation	(17,059)
Net Tax Unrealized Appreciation	$228,421

The Fund intends to elect and intends to qualify to be taxed as a RIC under the Code, for its taxable year ending March 31, 2026. Prior to the taxable year ending March 31, 2026, the Fund was treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes. During the periods the Fund was treated as a “C” corporation, for U.S. federal income tax purposes, the Fund incurred tax expenses and was subject to tax at regular corporate rates.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of the available evidence, it is more likely than not that all of the deferred income tax asset will not be realized.

The following table presents the significant components of the Fund’s deferred tax assets and liabilities as of March 31, 2026 (amounts in thousands):

Deferred Tax Assets:
Net operating loss carryforwards	$227
Less valuation allowance	—
Gross Deferred Tax Assets	$227

Deferred Tax Liabilities:
Investment in partnerships	$(41)
Unrealized/realized gain on investments	(4,036)
Gross Deferred Tax Liabilities	$(4,077)
Total Deferred Tax (Liability) Asset, Net	$(3,850)

FUNDRISE INNOVATION FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2026

The following is a reconciliation of the statutory federal income tax rate to the Fund’s effective tax rate for the year ended March 31, 2026 (amounts in thousands):

Rate Reconciliation:	Amount	Percentage
Pre-tax increase in net assets as a result of operations	$195,417
Provision for income taxes at the U.S. federal rate	$—	—%
Permanent adjustments	—	—%
Section 1374 built-in gains tax	164	0%
Adjustment to deferred tax values	(1,975)	(1)%
Income Tax Expense/(Benefit)	$(1,811)	(1)%

Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. As of March 31, 2026, the Fund had no uncertain tax positions that would require recognition in the financial statements.

At March 31, 2026, the Fund had federal net operating loss (NOL) carryforwards of approximately $1,082 (amount in thousands) generated prior to the RIC election. These pre-RIC NOL carryforwards may be used to reduce net recognized built-in gains during the 5-year recognition period following the effective date of the RIC election, thereby reducing the Fund’s corporate-level built-in gains tax liability under Section 852(c) of the Internal Revenue Code.

As of March 31, 2026, the Fund did not record any cumulative unrecognized tax benefits on its trial balance.

The Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), during the year ended March 31, 2026. Adoption of ASU 2023-09 did not have a material impact on the Fund’s financial statements or related disclosures.

9.	Segment Reporting

The management committee of Fundrise Advisors, LLC, the Fund’s Adviser, acts as the Fund’s chief operating decision maker (“CODM”) assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating and reportable segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The CODM assesses segment performance using the net increase (decrease) in net assets resulting from operations, which is reported in the Fund’s Statement of Operations. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.

10.	New Accounting Pronouncement

In November 2024, the FASB issued ASU 2024-03, Income Statement-Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses. This guidance requires public business entities to disclose, in a tabular format, disaggregated information about certain expense categories presented on the face of the income statement. The guidance is effective for annual reporting periods beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027, with early adoption permitted. The Fund is currently evaluating the implications, if any, of the additional requirements and its impact on the financial statements.

11.	Subsequent Events

In connection with the preparation of the accompanying financial statements, the Fund has evaluated events and transactions occurring after the date of this report and through the date these financial statements were available to be issued and determined that no events have occurred that require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Fundrise Innovation Fund, LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Fundrise Innovation Fund, LLC (formerly, Fundrise Growth Tech Fund, LLC) (the Fund), including the schedule of investments, as of March 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended and for the period from July 25, 2022 (commencement of investment operations) through March 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from July 25, 2022 (commencement of investment operations) through March 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Fundrise investment companies since 2019.

Philadelphia, Pennsylvania

May 30, 2026

FUNDRISE INNOVATION FUND, LLC

SHAREHOLDER UPDATE (UNAUDITED)

MARCH 31, 2026

1. Investment Objective and Policies

Investment Objective

The Fund’s investment objective is to provide total return primarily through long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without approval of the Fund’s shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of technology and technology-related companies (referred to herein as “technology companies”) and other investments (including derivatives) that have economic characteristics similar to investments in technology companies. For this purpose, securities of technology companies include equity and debt securities of private and public companies operating in the information technology and telecommunication services sectors as well as technology-related companies in other sectors and industries, including: advertising (AdTech); sales and marketing technology; media; biotechnology (BioTech); health care equipment and supplies; health care technology; pharmaceuticals; artificial intelligence; data and analytics; design tech; education technology (EdTech); financial services technology (FinTech); real estate technology (PropTech); gaming; internet services; manufacturing technology; entertainment; mapping; payments; privacy & security; science and engineering; energy and sustainability technology; energy equipment and services; technology hardware, storage and peripherals; software; electronic equipment, instruments and components; communications equipment; semiconductors and semiconductor equipment; agriculture; transportation; commercial services and supplies; chemicals; synthetic materials; aerospace and defense; and nanotechnology.

The Fund seeks to achieve its investment objective by investing in private and public technology companies directly or indirectly, with a primary focus on the equity securities (e.g., common stock, preferred stock and convertible debt) of certain privately held, mid-to-late-stage, growth companies(“Portfolio Companies”), or other investments (including derivatives, exchange-traded funds and other pooled investment vehicles) that have economic characteristics similar to investments in technology companies. Earlier mid-stage growth companies are privately held companies that typically have met certain key development milestones (for example, first customer orders or first revenue shipments) and have some product or service revenue, but are still operating at a loss. Later mid-stage growth companies are privately held companies that typically have product or service revenue and have recently achieved breakthrough measures of financial success, such as operating profitability or break-even or positive cash flows. Late-stage companies are publicly and privately held companies that have typically demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage companies have generally reached a point of meaningful revenue generation from their core business operations with strong financial indicators of product-market fit. Late-stage companies that are privately held may also be referred to as “pre-IPO companies” (i.e., companies that are typically in their last few financing rounds before an initial public offering (“IPO”) or an exit event such as a sale or merger) and have previously been funded primarily by private institutional investors through pooled investment vehicles (commonly referred to as venture capital funds) and other institutional investment groups (“venture-backed companies”).

The ability to invest in privately held, mid-to-late-stage technology companies can offer the potential to capture more upside potential than investments in the securities of technology companies that are already publicly traded. The Fund’s portfolio management team seeks to capture this value accretion, or what may be referred to as a private-public valuation arbitrage, by investing primarily in Portfolio Companies that they believe have high growth potential.

The Fund generally seeks to invest in primary and secondary offerings of Portfolio Companies with the goal of remaining invested until a liquidity event occurs, including but not limited to a public offering of the Portfolio Company’s shares, another round of private fundraising, or a sale or merger of the Portfolio Company. Upon the occurrence of a liquidity event with respect to a Portfolio Company, such as an initial public offering or a merger or acquisition transaction, the Fund may or may not choose to sell its investment in the Portfolio Company. Notwithstanding the occurrence of such a liquidity event, the Fund may continue to hold securities of Portfolio Companies after those companies have gone public. This investment strategy is generally referred to as “Buy and Hold.”

Notwithstanding the foregoing, investments in mid-to-late-stage companies involve a considerable amount of risk given their shorter operating history relative to established public companies, the businesses’ need for additional capital to maintain growth, and the general illiquidity of their securities. The Portfolio Companies in which the Fund invests may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings that dilute the Fund’s holdings, bankruptcy or liquidation, and consequently the reduction or loss of the value of the Fund’s portfolio investment. Additionally, because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses, and Fundrise Advisors, LLC (the “Adviser”) may not be able to obtain all of the material information that would be generally available for public company investments. Private companies are generally not subject to U.S. Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Investors in the Fund need to understand that such companies carry a high degree of investment risk because many of these firms may fail or not achieve their performance or financial objectives. There is no guarantee that the Fund’s investments in Portfolio Companies will increase in value, and the market value of the Fund’s investments may decline substantially before the Fund is able to sell them, resulting in significant losses to the Fund and its shareholders.

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The Fund expects that many of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies. The Fund will make investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. The Fund’s holdings of equity and debt securities in Portfolio Companies may require several years to appreciate in value, and there is no assurance that such appreciation will occur. Due to the illiquid nature of certain of the Fund’s equity investments and transfer restrictions that private equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so, or at all. The equity securities in Portfolio Companies in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than the Fund’s cost basis in the securities). In addition, the Fund’s investments in Portfolio Companies will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities held by the Fund may decline substantially before the Fund is able to sell the securities following an IPO. For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Risk Factors.”

The Fund expects to invest in Portfolio Companies by purchasing call options or acquiring warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time and/or by entering into equity forward contracts, which are customizable derivative contracts between two parties to buy or sell a specific number of underlying equities, a basket of equities or equities comprising an index at a specified price on a future date. The Fund also may invest in other derivative instruments, including but not limited to options contracts (including options on securities, bonds, currencies, interest rates, indices or swaps), futures contracts, options on futures contracts, forward contracts, indexed securities, credit linked notes, caps, collars, floors, and swaps (including interest rate, credit default, equity index and total return swaps) for other investment, hedging and risk management purposes. The Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in Portfolio Companies may also be made through special purpose vehicles.

The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the “Securities Act”)) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities.

The Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in the equity or debt securities of companies that are not technology companies. During temporary defensive periods, the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest up to 100% of its net assets (plus the amount of any borrowings for investment purposes) in cash, cash equivalents (highly liquid investments with original maturities of three months or less), short-term investments and short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be implemented timely (or at all) or, if implemented, will be successful.

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Investment Process and Overview

The Adviser has the authority to make all the decisions regarding the Fund’s investments consistent with the investment guidelines and borrowing policies approved by the investment committee established to review the Fund’s investments (the “Investment Committee”) and subject to the limitations in the LLC Agreement and the direction and oversight of the Investment Committee. The Investment Committee must approve all investments other than investments in the securities of technology and technology-related companies that adhere to the investment guidelines. With respect to investments in the securities of technology and technology-related companies, the Investment Committee has adopted investment guidelines that the Adviser must follow when acquiring such assets on the Fund’s behalf without the approval of the Investment Committee. The Investment Committee will formally review at a duly called meeting the Fund’s investment guidelines on an annual basis and the Fund’s investment portfolio on a quarterly basis or, in each case, more often as they deem appropriate. Changes to the Fund’s investment guidelines must be approved by the Investment Committee.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. Under normal circumstances, the Fund will be exposed to the effect of interest rate changes, price changes and currency fluctuations and may seek to limit these risks by following established risk management policies and procedures including the use of derivatives. To mitigate exposure to variability in interest rates, derivatives may be used primarily to fix the rate on debt based on floating-rate indices and manage the cost of borrowing obligations.

For purposes of the Fund’s 80% investment policy, the Fund may also invest in Treasury futures, Eurodollar futures, swaps (including total return swaps, equity swaps, credit default swaps and interest rate swaps), swaptions or similar instruments and combinations thereof. For purposes of the Fund’s 80% policy, derivative instruments will be valued at their notional value consistent with the requirements of Rule 18f-4. The Fund will engage in derivative transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for U.S. federal income tax purposes.

Additional Information Regarding Investment Strategies

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations made in concluding upon the recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.

Use of Leverage

The Fund may use leverage to provide additional funds to support its investment activities, including through the use of unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”) and is limited to 33 1/3 % of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such Borrowings (i.e., for every dollar of indebtedness from Borrowings, the Fund is required to have at least three dollars of assets). In addition, the Fund may enter into derivatives or other transactions that may provide leverage subject to the requirements of Rule 18f-4 under the 1940 Act.

The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Adviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage. Any Borrowings would have seniority over the Shares. There is no assurance that the Fund’s leveraging strategy will be successful.

Any Borrowings leverage your investment in Shares. Holders of Shares bear the costs associated with any Borrowings. The Board may authorize the use of leverage through Borrowings and Preferred Shares without the approval of the holders of Shares.

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Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33 1/3 % of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage)). In addition, the Fund is not permitted to declare any cash distribution on its Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If the Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%. Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness.

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund’s future credit facilities may contain customary covenants that, among other things, limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In connection with any new credit facility, the Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund’s custodian will retain all assets, including those that are pledged, but the lenders of such credit facility may have the ability to foreclose on such assets in the event of a default under the credit facility pursuant to a tri-party arrangement among the Fund, its custodian and such lenders. The Fund’s custodian is not an affiliate of the Fund, as such term is defined in the 1940 Act. The Fund expects that any such credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for any new credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of debt securities.

Changes in the value of the Fund’s portfolio investments, including costs attributable to Borrowings, are borne entirely by the holders of the Shares. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage decreases (or increases) the NAV per share of Shares to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to holders of Shares. These include the possibility of higher volatility of the NAV of the Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage is to cause holders of Shares to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Shares is reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Shares than if the Fund were not so leveraged.

2. Principal Risks of the Fund

Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on his or her investment or that a shareholder may lose part or all of his or her investment. Below is a summary of the principal risks of investing in the Fund. You should carefully consider the following principal risks before investing in the Fund.

Risks of Investing in Portfolio Companies. The Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and consequently the reduction or loss of the Fund’s investment. The Adviser expects that the Fund’s holdings of Portfolio Companies may require several years to appreciate, and the Adviser can offer no assurance that such appreciation will occur. Portfolio Companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses. Therefore, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial information, current performance metrics, operational details and other information regarding the Portfolio Companies in which the Fund invests. Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund. Portfolio Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Portfolio Companies may have substantial debt loads. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.

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Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market circumstances, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

General SPV Risks. The Fund may invest in special purpose vehicles (“SPVs”). Our investments in SPVs will typically require us to bear a pro rata share of the vehicles’ expenses, including operating and offering related costs, which could result in higher expenses than if we invested in the single underlying portfolio company directly. Because SPVs are organized by managers unaffiliated with us and we will typically be one of many investors in the SPV, in purchasing an SPV interest, we entrust all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies, and to the extent an SPV is organized as a Delaware Series LLC, we would be subject to the risks inherent in investing in a Delaware Series LLC. Some SPVs in which we invest may impose various limitations, and may place restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent we seek to reduce or sell out our investment at a time or in an amount that is prohibited, we may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that we may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in SPVs may differ from the value of the underlying securities were we to hold such securities directly. Finally, as investors in an SPV, we own interests in the SPV and have no ownership rights to the underlying securities. These characteristics present additional risks for stockholders. Individual SPVs that we invest in may have different terms and structures, which may present unique risks and result in different fee levels.

General Co-Investment Vehicle Risks. The Fund may invest in Co-Investment Vehicles (“CIVs”), which are investments in a primary round of an issuer. CIVs are typically organized by a lead investor, such as a venture capital fund or institutional investor, that negotiates the terms of the investment with the issuer. Because the Fund will generally participate as a co-investor rather than as the lead investor, the Fund will have limited or no ability to negotiate the economic or governance terms of the investment, including valuation, liquidation preferences, anti-dilution protections, board representation and information rights.

As with our investments in SPVs, CIV investments will typically require us to bear a pro rata share of the CIV’s expenses, including operating and offering related costs, which could result in higher expenses than if we invested in the single underlying portfolio company directly. Because CIVs are organized by managers unaffiliated with us and we will typically be one of many investors in the CIV, in purchasing an CIV interest, we entrust all aspects of the management of the CIV to its manager. CIVs are generally organized as limited liability companies. Some CIVs in which we invest may impose various limitations, and may place restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent we seek to reduce or sell out our investment at a time or in an amount that is prohibited, we may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that we may not have otherwise sold. Additionally, CIVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in CIV may differ from the value of the underlying securities were we to hold such securities directly. Finally, as investors in a CIV, we own interests in the CIV and have no ownership rights to the underlying securities. These characteristics present additional risks for stockholders. Individual CIVs that we invest in may have different terms and structures, which may present unique risks and result in different fee levels.

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Litigation and Regulatory Risks. As a fund listed on the New York Stock Exchange, we are subject to extensive and evolving federal and state securities laws, rules, and regulations, including those administered by the SEC, FINRA, and other self-regulatory organizations. Our listed status exposes us to risks that would not apply, or would apply to a lesser degree, if the fund were not publicly traded.

Our shares have experienced, and may experience in the future, significant price volatility, including trading at substantial premiums or discounts to net asset value, elevated short interest, and trading volumes that may vary from the fund’s underlying fundamentals. Such episodes may be driven by general market conditions, investor sentiment, social media attention, short selling activity, or the actions of market participants whose interests may diverge from those of the fund and its shareholders. Volatile or unusual trading activity has, and may in the future, trigger trading halts or circuit breakers and may attract heightened scrutiny from the SEC, FINRA, and other regulators, including inquiries under insider trading, market abuse and manipulation enforcement programs. We may be required to respond to regulatory examinations, subpoenas, or demands for information in connection with trading activity that is beyond our control, and the costs and reputational consequences of such inquiries may be material regardless of their outcome.

Our listed status also increases our exposure to private securities litigation, including class action lawsuits and shareholder derivative actions alleging material misstatements or omissions in our public disclosures, breaches of fiduciary duty, or inadequate risk disclosure. Plaintiffs’ counsel actively monitor publicly traded funds for price declines, volatility, and NAV dislocations as catalysts for claims. Even meritless claims can be costly and time-consuming to defend, and the announcement of a lawsuit or investigation alone may adversely affect our share price. We maintain insurance against certain of these risks, but there can be no assurance that coverage will be adequate or remain available on acceptable terms.

There can be no assurance that we will not become subject to regulatory proceedings, enforcement actions, or litigation as a result of our listed status, or that the outcome of any such matter will not have a material adverse effect on our financial condition, results of operations, or the trading price of our shares.

The Adviser and Its Affiliates Are Subject to Conflicts of Interest. The Adviser and its affiliates are engaged in a broad range of activities beyond managing the Fund, including serving as investment adviser to VCX and other funds and investment vehicles sponsored by Rise Companies, and these activities give rise to actual, potential and perceived conflicts of interest with the Fund. Among other things, the Adviser and its affiliates face conflicts in allocating investment opportunities and the time and attention of key personnel among the Fund and other Fundrise entities, in setting and receiving fees that are based on the Fund’s NAV (which is calculated by Rise Companies’ personnel), in determining whether and when to dispose of the Fund’s assets, and in evaluating and effecting transactions between the Fund and affiliated entities, including any merger, consolidation, reorganization or sale of the Fund or its assets involving another Fundrise entity, none of which are negotiated on an arm’s-length basis. The persons who manage the Fund also owe duties to Rise Companies and other Fundrise entities, and those duties may conflict with the duties they owe to the Fund. While the Fund has adopted policies and procedures intended to address certain of these conflicts, there can be no assurance that these policies will identify or mitigate all conflicts that arise, that they will be effective in any particular instance, or that conflicts will be resolved in a manner favorable to the Fund and its Shareholders. The Board may modify, suspend or rescind these policies at any time without Shareholder approval.

Investment Focus Risk. The Fund may focus its investments in a limited number of issuers. Focusing the Fund’s portfolio in this manner could subject the Fund to a greater degree of risk with respect to the failure of one or a few investments and the Fund’s portfolio will be more susceptible to fluctuations in value resulting from poor performance of a limited number of its investments. As a result, the Fund’s aggregate return may be volatile and may be affected substantially by the performance of only one or a few holdings.

Technology Sector (Concentration) Risk. The Fund’s portfolio will be concentrated in securities issued by technology companies and other investments that provide economic exposure to technology companies and as such, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy. The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results. Technology companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Technology companies are often smaller companies with less experienced management teams and they may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets. The foregoing factors may negatively impact the value of any equity securities that the Fund may hold, which could in turn materially adversely affect the Fund’s business, financial condition and results of operations.

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PropTech Company Risk. Investing in PropTech means investing in companies that are focused on optimizing the way people research, rent, buy, sell and manage real estate properties through technological innovations. PropTech companies typically use automation, artificial intelligence, or other forms of technology developed for the property industry. These companies may be adversely impacted by government regulations, economic conditions and deterioration in real estate markets generally. Real estate is highly illiquid and substantial in terms of capital required to develop, operate or buy. Real estate-related transactions are expensive, and there can be a vast bid-offer spread (gap between what buyers will offer and sellers will accept) associated with purchases and sales of real estate. Research and due diligence costs are significant. Additionally, the products or solutions offered by PropTech companies may face technical limitations related to connectivity, compatibility, and longevity, with many different technologies competing to become the standard. As a result, PropTech companies typically face intense competition and potentially rapid product obsolescence. Furthermore, the customers and/or suppliers of PropTech companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on PropTech companies. PropTech companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. PropTech companies often struggle to gain market share to a degree that enables them to be sustainable.

FinTech Company Risk. Investing in FinTech means investing in companies that research, develop, produce and distribute technologies that are used for advancing the Finance sector. FinTech companies may be adversely impacted by government regulations, economic conditions and deterioration in credit markets. These companies may have significant exposure to consumers and businesses (especially small businesses) in the form of loans and other financial products or services. FinTech companies typically face intense competition and potentially rapid product obsolescence. Many FinTech companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech companies. FinTech companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. FinTech companies, especially smaller and/or newer companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of FinTech companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on FinTech companies.

Artificial Intelligence Companies Risk. The Fund’s investments in companies involved in, or exposed to, artificial intelligence-related businesses may be negatively impacted because of, among other things, limited product lines, markets, financial resources and/or personnel; intense competition and potentially rapid product obsolescence these companies may face; loss or impairment of intellectual property rights; and the inability to successfully develop products or services even after spending significant amount of resources. Artificial intelligence-related companies may also face cyberattacks and increasing regulatory scrutiny. The customers and/or suppliers of artificial intelligence-related companies may be concentrated in a particular country, region, or industry, and any adverse event affecting one of these countries, regions or industries could have a negative impact on performance.

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Data Infrastructure Investment Risk. Investing in data infrastructure means investing in companies that provide the infrastructure needed to process, store, transport, and distribute data that are essential to the delivery of critical services and required for the functioning of many sectors of the economy including financial systems, public utilities, industrial supply chains, media channels, and telecommunications. The Fund’s investments will be subject to the risks incidental to the ownership and operation of data infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, climatic risks, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices. Data infrastructure assets may be subject to numerous statutes, rules and regulations related to the governance of new technologies and the intersection of environmental protection and resource extraction.

Cybersecurity Risks of Technology Companies. Many technology companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. The use of artificial intelligence and machine learning by such companies could exacerbate these risks or result in cybersecurity incidents that implicate personal data.

Illiquid Investment Risk. The Fund’s investment in private company securities, whether made directly or indirectly (e.g., through derivatives or private pooled investment vehicles) are generally illiquid. Private company securities are thinly traded and less liquid than other investments. Because private company securities are thinly traded, such securities may display especially volatile or erratic price movements, sometimes in response to relatively small changes in investor supply or demand or other market conditions. In addition, the inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may also adversely affect the Fund’s NAV. These securities may also be subject to “lock-up agreements” restricting their sale once the security is registered for public sale. As a result, upon or subsequent to a liquidation event of a Portfolio Company, the Fund may not be able to sell an investment, or a portion of an investment, when the Adviser believes that doing so would maximize returns.

There is no regular market for interests in many pooled investment vehicles, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the manager of the applicable pooled investment vehicle and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interest in a pooled investment vehicle, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time or forced to sell such interest at an unfavorable time and/or under unfavorable conditions, and such sale would adversely affect the Fund’s NAV.

Private Markets Trading Risks. The Fund is dependent upon the relationships and contacts of the senior investment professionals of the Adviser and its affiliates to obtain information to perform research and due diligence on the Portfolio Companies the Fund acquires through private markets, and to monitor the Fund’s investments after they are made. There can be no assurance that the Adviser will be able to acquire adequate information on which to make its investment decision with respect to any private market purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the Portfolio Companies in which the Fund invests could cause it to lose part or all of its investment in such companies, which would have a material and adverse effect on the Fund’s NAV and results of operations.

In addition, there can be no assurance that Portfolio Companies in which the Fund invests through private markets will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of the Fund’s portfolio investments.

Investments in private companies, including through private markets, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses. The Fund’s portfolio investments are generally privately traded securities (unless one of the Portfolio Companies goes public and then only to the extent the Fund has not yet liquidated its securities holdings therein) that are fair valued by the Adviser in accordance with the Fund’s valuation procedures. Valuations of the Portfolio Companies are inherently uncertain and may be based on estimates, and the Fund’s determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. This risk is particularly exaggerated for mid-stage growth Portfolio Companies, given their limited history and significant change in cash flow generation over time. Additionally, the valuation of the Fund’s investments in pooled investment vehicles is ordinarily determined based upon valuations provided by the managers of the pooled investment vehicles, which may not be audited.

FUNDRISE INNOVATION FUND, LLC

SHAREHOLDER UPDATE (UNAUDITED)(CONTINUED)

MARCH 31, 2026

Risk of Complex Capital Structures. Private companies in which the Fund invests frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where the Adviser is able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when the Adviser has limited information with respect to such capital structures. There can be no assurance that the Fund will be able to adequately evaluate the relative risks and benefits of investing in a particular class of Portfolio Companies equity securities. Any failure on the Adviser’s part to properly evaluate the relative rights and value of a class of securities in which the Fund invests could cause it to lose part or all of its investment, which in turn could have a material and adverse effect on NAV and results of operations.

Risks of Venture-Backed Companies. The venture-backed companies in which the Fund invests may involve a high degree of business and financial risk because many have short operating histories and involve novel technology, products, or services. Many venture-backed companies fail to become profitable and the capital invested in them, including the Fund’s investments, is often unsecured. Additionally, the return on investment in venture-backed companies depends on the company’s ability to have a timely exit event, such as an IPO or merger or sale. A failure to obtain such an exit could result in substantial losses to the company’s equity holders, including the Fund. Thus, the Fund is subject to the risk of loss of all or substantially all its investments.

Risks of Drag-Along Rights. The private company securities the Fund acquires (or into which they are convertible) may be subject to drag-along rights, a standard term in a stock purchase agreement that permits a majority stockholder in the company to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force the Fund to liquidate its position in a Portfolio Company at a specified price, which could be, in the Adviser’s opinion, inadequate or undesirable or even below the appropriate cost basis. In this event, the Fund could realize a loss or fail to realize gain in an amount that the Adviser deems appropriate on the investment. Accordingly, the Fund may not be able to realize gains from its investments, and any gains that the Fund does realize on the disposition of any investments may not be sufficient to offset any other losses it experiences.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual investment professional may not be successful in selecting the best investments or investment techniques, and the Fund’s performance may lag behind that of similar funds. Prior to the launch of the Fund, the Adviser’s primary experience was in managing real estate investments. The Adviser’s limited experience in managing the Fund’s investment strategy may hinder the Fund’s ability to secure attractive investment opportunities and, as a result, may limit the profitability of the Fund and detract from the Fund’s ability to achieve its investment objective. Moreover, if the Adviser fails to retain its key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer. Rise Companies, the Adviser’s parent company, is a development stage company and, as a company in the early stages of development, Rise Companies faces increased risks, uncertainties, expenses and difficulties that could have an effect on the Adviser’s ability to manage the Fund. The Adviser may adopt the use of a number of artificial intelligence (“AI”) tools to facilitate and enhance its operations, including its investment research processes, and will continue to explore and expects to deploy other tools in future. Use of AI, including generative AI, by the Adviser or the Fund’s other service providers may give rise to regulatory, operational, and other risks which could have a negative impact on the Fund’s operations and/or performance.

Market Discount from and Premium to NAV. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Management may have difficulty meeting the Fund’s investment objectives during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Common shares of the Fund recently commenced trading on the NYSE and have traded at prices substantially above their NAV. This initial listing premium (to the Fund’s NAV) may be attributable to factors related to the initial listing period, including limited public float due to shareholder lockup periods, supply/demand imbalance and other market dynamics unrelated to the value and fundamentals of the Fund’s portfolio holdings. Whether investors will realize gains or losses upon the sale of their common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s original purchase price for their common shares. Investors purchasing common shares while they are trading at a premium may incur significant losses even if NAV is stable or increases. The Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long term investors, and you should not view the Fund as a vehicle for short-term trading. The possibility that the Fund’s Common Shares will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that the Fund’s NAV per share may decrease.

FUNDRISE INNOVATION FUND, LLC

SHAREHOLDER UPDATE (UNAUDITED)(CONTINUED)

MARCH 31, 2026

Competition Risk. Identifying, completing and realizing attractive portfolio investments is extremely competitive. In acquiring its target assets, the Fund will compete with a variety of other institutional investors, including public and private funds, investment banking firms, commercial banks, specialty finance companies, online investment platforms and other financial institutions, many of which have greater resources, lower costs of funding, and less regulatory restrictions than the Fund. To the extent that the Fund encounters competition for investments, returns to its investors may vary.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. The value of the Fund’s investments may move up or down due to adverse market conditions, sometimes rapidly and unpredictably. At any point in time, your Shares may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. Market risk also includes the risk that geopolitical and other events, such as war, terrorism, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters negatively impact the securities markets, which may adversely affect the Fund’s business, results of operations and financial condition and cause the Fund to lose value.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may be volatile, and prices may fluctuate based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Derivatives Risk. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, including interest rate risk and management risk. The performance of derivatives depends largely on the performance of the underlying reference instruments to which the derivatives relate. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Derivative instruments can be volatile and illiquid. They may disproportionately increase losses, and may have a potentially large impact on Fund performance. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, interest rate or index to which the derivative relates. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost or other factors.

Warrants and Rights Risk. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

FUNDRISE INNOVATION FUND, LLC

SHAREHOLDER UPDATE (UNAUDITED)(CONTINUED)

MARCH 31, 2026

Options Risk. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. When purchasing options, the Fund risks losing the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs. When trading options in the over-the-counter (“OTC”) market, many of the protections afforded to exchange participants will not be available. If a counterparty fails to make delivery of the security underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Additionally, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments.

Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference asset at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to the risks associated with derivatives generally, including correlation risk, counterparty risk, leverage risk, liquidity risk, pricing risk and volatility risk. The Fund anticipates that the equity forward contracts it will enter into will be prepaid forwards, which entail an upfront payment of the purchase price by the purchasing party (in this case, the Fund). Where the Fund enters into prepaid forwards, it is subject to the risk of losing its entire purchase price in the event of counterparty default.

Issuer-Specific Risk. A security issued by a particular issuer may be impacted by factors that are unique to that issuer and thus may cause that security’s return to differ from that of the market. As a result, investments impacted by such factors may result in underperformance. This risk will be greater if an account concentrates its investments.

Smaller Company Risk. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies and the purchase or sale of more than a limited number of shares of smaller companies may affect their stock prices. Smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. In addition, smaller companies tend to have fewer key suppliers and customers, limited product lines, markets, distribution channels or financial resources, and management of such companies may be dependent upon one or a few key people. Changes in suppliers, customers, business lines or personnel, therefore, may have a greater impact on a smaller company’s stock price than on a larger company. The market movements of equity securities issued by companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

New Issues Risk. “New Issues” are initial public offerings of U.S. equity securities. There is no assurance that the Fund will have access to profitable IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Restricted and Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which cannot be resold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Many private company securities may be restricted securities and/or considered illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

FUNDRISE INNOVATION FUND, LLC

SHAREHOLDER UPDATE (UNAUDITED)(CONTINUED)

MARCH 31, 2026

Rule 144A Securities Risk. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Non-Diversification Risk. As a “non-diversified” fund under the 1940 Act, the Fund may invest more than 5% of its total assets in the securities of a single issuer. Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

Interest Rate Risk. Changes in interest rates, including changes in expected interest rates or “yield curves,” may affect the Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings and hedges. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on markets in which the Fund invests.

Below Investment Grade (High Yield or Junk) Securities Risk. The Fund may have exposure to investments that are rated below investment grade or that are unrated but are judged by the Adviser to be of credit quality comparable to securities rated below investment grade by a nationally recognized statistical rating organization. Lower grade securities may be particularly susceptible to economic downturns and are inherently speculative. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Shares, both in the short-term and the long-term.

Foreign Companies Risk. Investing in foreign companies, and particularly those in emerging markets, may expose the Fund to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, nationalization of companies by foreign governments, imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, the Fund may have difficulty enforcing its rights as an equity holder in foreign jurisdictions. In addition, to the extent the Fund invests in non-U.S. companies, it may face greater exposure to foreign economic developments.

Leverage Risk. The Fund may use leverage for both investment and hedging purposes. Leverage may result in greater volatility of the NAV of, and distributions on, the Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings are borne entirely by holders of Shares.

Corporate Debt Securities Risk. The Fund may invest in corporate debt securities generally, including corporate bonds of technology-related companies. Corporate bonds include a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. The Fund may invest in corporate bonds denominated in U.S. dollars or foreign currencies. The value of corporate bonds may be affected by factors directly relating to their issuers, including but not limited to investor and market perceptions, creditworthiness, financial performance, capital structure, management of the issuer and demand for the issuer’s goods or services. The Fund has the flexibility to invest in corporate bonds that are below investment grade quality. Corporate bonds may also be subject to interest rate, liquidity and valuation risks.

FUNDRISE INNOVATION FUND, LLC

SHAREHOLDER UPDATE (UNAUDITED)(CONTINUED)

MARCH 31, 2026

Convertible Securities and Synthetic Convertible Securities Risk. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Pooled Investment Vehicles Risk. To the extent the Fund invests in other pooled investment vehicles (including investment companies, exchange-traded funds, and money market funds), the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein. Further, shareholders will incur a proportionate share of the expenses of the other pooled investment vehicles held by the Fund (including applicable organizational and operating costs and investment management fees) in addition to the expenses of the Fund.

Limited Operating History Risk. The Fund is a closed-end management investment company with limited operating history. As a result, the Fund’s performance may not reflect how the Fund may be expected to perform over the long term. In addition, prospective investors have a limited track record and history on which to base their investment decision.

Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. Additionally, a portion of the Fund’s distributions may be treated as a return of capital for U.S. federal income tax purposes, which could reduce the basis of a Shareholder’s investment in the Fund’s Shares and may trigger taxable gain.

Cybersecurity Risk. Cybersecurity failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cybersecurity risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Because technology is frequently changing, new ways to carry out cyberattacks continue to develop. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Fund and its service providers to plan for or respond to a cyberattack. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.

Tax Risk. The Fund intends to elect and intends to qualify as a RIC under the Code, for its taxable year ending March 31, 2026. To qualify as a RIC, the Fund must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Fund’s annual investment company taxable income to the shareholders of the Fund (which is computed without regard to the dividends paid deduction and generally equals the Fund’s ordinary income plus the excess of its net short-term capital gains over its net long-term capital losses, minus deductible expenses). As a RIC, the Fund generally will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends. Even if the Fund qualifies for taxation as a RIC, it may be subject to certain foreign, state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. The tax period for the taxable year ending March 31, 2023, and all tax periods following remain open to examination by the major taxing authorities in all jurisdictions where the Fund is subject to taxation.

FUNDRISE INNOVATION FUND, LLC

SHAREHOLDER UPDATE (UNAUDITED)(CONTINUED)

MARCH 31, 2026

Prior to the taxable year ending March 31, 2026, the Fund was treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes. During the periods the Fund was treated as a “C” corporation, for U.S. federal income tax purposes, the Fund incurred tax expenses and was subject to tax at regular corporate rates. Pursuant to rules applicable to RICs that were previously taxed as C corporations, because the Fund’s assets had an aggregate net unrealized built-in gain at the time it first qualified as a RIC, the Fund generally will be subject to tax at regular corporate rates to the extent the Fund recognizes such gain within five years after so qualifying, even if the Fund distributes such gain. In accordance with generally accepted accounting principles, the Fund has already accrued a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (21%) plus an estimated state and local income tax rate, for its future tax liability associated with such net unrealized built-in gain. Net capital or ordinary losses recognized during the recognition period may be used to offset built-in gains. Such deferred tax liability, and any deferred tax assets, are accounted for in calculating the Fund’s NAV and will be remeasured from time to time as the Adviser deems necessary, in accordance with U.S. generally accepted accounting principles.

3. Changes Occurring During the Fiscal Year

The following information in this annual report is a summary of certain changes occurring during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Fund’s investment objective and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund, or (iv) the Fund’s Limited Liability Company Agreement that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as provided below.

I.	The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on March 19, 2026, under the symbol “VCX.” In connection with the listing of the Fund’s shares on the NYSE, the following risk was added as a principal risk of the Fund:

Market Discount from and Premium to NAV. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Management may have difficulty meeting the Fund’s investment objectives during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Common shares of the Fund recently commenced trading on the NYSE and have traded at prices substantially above their NAV. This initial listing premium (to the Fund’s NAV) may be attributable to factors related to the initial listing period, including limited public float due to shareholder lockup periods, supply/demand imbalance and other market dynamics unrelated to the value and fundamentals of the Fund’s portfolio holdings. Whether investors will realize gains or losses upon the sale of their common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s original purchase price for their common shares. Investors purchasing common shares while they are trading at a premium may incur significant losses even if NAV is stable or increases. The Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long term investors, and you should not view the Fund as a vehicle for short-term trading. The possibility that the Fund’s Common Shares will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that the Fund’s NAV per share may decrease.

II.	In connection with the listing of the Fund’s shares on the NYSE, the following risks were removed as principal risks of the Fund:

Non-Listed Closed-End Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares. If a secondary market were to develop for the Shares in the future, and a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Fund intends, but is not obligated, to conduct quarterly repurchase offers in the sole discretion of the Board; provided, that it is not expected that such repurchase offers will be for Shares in the amount of more than 5% of the Fund’s net assets. Any repurchases of Shares will be made to all holders of Shares, at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Adviser will not recommend to the Board that the Fund conduct a repurchase offer during any period of time when the Adviser believes that conducting such a repurchase offer would not be in the best interests of the Fund and its shareholders, and there may be extended periods of time when the Fund does not conduct a repurchase offer. No Shareholder will have the right to require the Fund to repurchase its Shares.

FUNDRISE INNOVATION FUND, LLC

SHAREHOLDER UPDATE (UNAUDITED)(CONTINUED)

MARCH 31, 2026

In connection with any repurchase offer, the number of Shares tendered for repurchase may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when or in the amount that you desire.

Notwithstanding the foregoing, no assurance can be given that these repurchases will occur as contemplated or at all.

Repurchase Offers Risk. The repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders may have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the expiration of the repurchase offer (the “Expiration Date”), and to the extent there is any delay between the Expiration Date and the Valuation Date (defined below). The NAV on the Expiration Date or the Valuation Date may be higher or lower than on the date a Shareholder submits a repurchase request.

III.	To facilitate the conversion of the Fund from a closed-end tender offer fund to a listed closed-end fund with shares traded on the NYSE, the Board approved changes to the LLC Agreement that took effect concurrently with the listing. The most material changes are summarized below.

First, provisions governing annual shareholder meetings, Director nominations, shareholder proposals, and proxy voting were added. The prior tender offer framework was removed, as shareholders now have the ability to sell their shares on the NYSE on any trading day.

Second, Director election procedures were updated. In uncontested elections, Directors continue to be elected by a plurality of shares voted. In contested elections (where more than one candidate is nominated for a Director position) a candidate must receive the vote of a majority of the outstanding shares to be elected.

Third, provisions were added to protect long-term shareholders. These include qualifications for Directors, additional authority for continuing Directors over certain governance matters (including amendments to the LLC Agreement, changes to Fund committees, and dissolution, merger, consolidation, or conversion of the Fund), and updated standards for Director liability. In addition, a provision was added precluding shareholders from bringing direct claims against the Fund, its Directors, or officers.

Fourth, the LLC Agreement’s arbitration provision was replaced with a provision providing for Delaware court jurisdiction.

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Fifth, the LLC Agreement was amended to include control share acquisition provisions modeled on Subchapter III of the Delaware Statutory Trust Act. Under these provisions, an acquirer who crosses specified voting power thresholds (ranging from 10% to a majority of all voting power) will have no voting rights with respect to shares acquired in excess of the applicable threshold unless approved by the affirmative vote of two-thirds of all votes entitled to be cast (excluding shares held by the acquirer and its associates and certain Fund insiders) or exempted by the Board. These provisions do not retroactively apply to shares acquired before the listing, although such shares are aggregated with any shares acquired thereafter for purposes of determining whether a threshold is exceeded. The Control Share Provisions have the potential to limit the ability of activist investors to use their ownership to attempt to disrupt the Fund’s long-term strategy, but may also make the Board less responsive to shareholder proposals. Shareholders are encouraged to review the Fund’s Operating Agreement in its entirety, which is available at the Definitive Information Statement filed with the Securities and Exchange Commission on February 3, 2026.

4. Dividend Reinvestment

Prior to the listing of the Fund’s Shares on the NYSE, the Fund operated under a dividend reinvestment policy administered by the Adviser. Effective with the Fund’s listing on the NYSE on March 19, 2026, the Fund no longer operates its dividend reinvestment policy.

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1. Approval of Investment Management Agreements

Continuation of the Fund’s Existing Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered fund’s board of directors, including a majority of those directors who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory agreement. At its meeting held on November 6, 2025 (the “Meeting”), the Fund’s Board of Directors (the “Board”), including each of the Independent Directors, unanimously voted to approve the continuation of the existing investment management agreement dated July 18, 2022 (the “Agreement”) between Fundrise Advisors, LLC (the “Adviser”) and the Fund for an additional one-year period.

In connection with its annual consideration of the Agreement for the Fund, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such Agreement by the Adviser and by ISS Market Intelligence (“ISS”), an independent provider of investment company data. The report from ISS compared certain fee information for the Fund to that of an independently selected peer group of similar funds (“Peer Group”) and provided performance information for funds in the Peer Group (the “ISS Report”). The Adviser included a report in the Meeting materials comparing the Fund’s performance to the performance of other advisory accounts managed by the Adviser. The Adviser also compared the Fund’s management fee to the management fee paid by other funds for which it provides advisory services.

Preceding the Meeting, the Board also reviewed written responses from the Adviser to questions posed to the Adviser by counsel on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement, such as the materials and presentations by Fund officers and representatives of the Adviser received at the Meeting concerning the Agreement, the operation of the Fund and the Adviser. The Board also considered information received at prior meetings of the Board and its committees throughout the year, to the extent such information was relevant to its evaluation of the Agreement.

In determining whether to approve the renewal of the Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve renewal of the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the renewal of the Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreement and, throughout the evaluation process, the Board was assisted by counsel for the Independent Directors. In connection with their deliberations, the Independent Directors met separately in executive session, without the presence of representatives of the Adviser, to consider the relevant materials. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the renewal of the Agreement is provided below.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Adviser. The Board considered the Adviser’s organizational structure and resources, financial statements of the Adviser’s parent company and the Adviser’s ability to carry out its obligations under the Agreement. The Board considered that the Adviser is responsible for directing the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy. The Board also considered the Adviser’s experience managing other similar pooled investment vehicles that employ different investment strategies from those of the Fund.

The Board considered the Adviser’s professional personnel who provide services to the Fund throughout the year, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the compliance program and compliance record of the Adviser and the Fund. The Board considered the Adviser’s support of the Fund’s compliance control structure, including the resources that continue to be devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser and its affiliates in supporting the Fund and managing various risks, including, but not limited to, cybersecurity and operational risks.

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The Board considered the day-to-day portfolio management services that the Adviser provides to the Fund. In this regard, the Board considered, among other things, the Adviser’s investment program for the Fund, its investment research capabilities and resources, its performance record, its experience, its trading operations and its approach to managing risk, including most particularly with respect to investments in the technology sector. The Board further considered the range of services the Adviser provided including, but not limited to, overseeing the Fund’s overall investment strategies; determining which securities and other investments shall be purchased or sold by the Fund; identifying, evaluating and negotiating the structure of the Fund’s investments, including overseeing due diligence processes related to prospective investments, and monitoring and evaluating the Fund’s performance. The Board considered the experience of the Fund’s portfolio managers and the Adviser’s method for compensating the portfolio managers. Additionally, the Board observed that the Adviser provides certain administrative services to the Fund. Apex Fund Services (“Apex”), the Fund’s administrator and fund accountant, provides certain incremental administrative services pursuant to an agreement with Apex.

In addition, the Board considered the assumption of business, entrepreneurial, overall managerial and other risks by the Adviser in connection with managing the Fund. The Board is aware that the Fund is a closed-end tender offer fund that operates in accordance with the framework set forth in Rule 13e-4 under the Securities Exchange Act of 1934, as amended, and considered the special attributes of the Fund relative to traditional mutual funds and the benefits that are realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by the Adviser and its affiliates in maintaining an infrastructure necessary to support the on-going operations of the Fund, including its periodic tender offer structure.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the Agreement.

Fund Performance

The Board reviewed information provided by the Adviser regarding the Fund’s investment performance, performance of comparable funds in the Fund’s Peer Group as well as information from the Adviser regarding the performance of the Fund relative to appropriate benchmark indices and assessed the Fund’s performance on the basis of total return. The Board considered, among other things, the Adviser’s efforts to generate competitive performance returns over time.

The Board considered the Fund’s performance compared to the Cambridge Associates LLC U.S. Venture Capital Index (the “Index”), which tracks the performance of U.S.-based venture capital funds, for the year-to-date period ended June 30, 2025. The Board noted that while the Index’s performance for the second quarter of 2025 is preliminary and the Index’s performance for the third quarter of 2025 is not yet available, the Adviser represented that the Adviser’s deliberate approach to investment deployment allowed the Fund to outperform the Index for this period. The Board also compared the Fund’s performance against the performance of funds in its Peer Group and to the performance of other advisory accounts managed by the Adviser, noting the Adviser’s representation that it does not view any other accounts managed by the Adviser as having a similar investment objective as the Fund. The Board observed that the Fund outperformed the median performance of the funds in its Peer Group for the year-to-date, one-year and three-year periods ended September 30, 2025. The Board considered the factors which affected the Fund’s performance in the last year. Based on these considerations, the Board concluded that it was satisfied that the Adviser has the capability of providing satisfactory investment performance for the Fund.

Management Fees and Expenses

The Board reviewed and considered the management fee rate paid by the Fund to the Adviser under the Agreement and the Fund’s total expense ratio. The Board received and reviewed a report prepared by ISS comparing the Fund’s management fee rate and total expense ratio to the Fund’s Peer Group. The Board also compared the Fund’s management fee to the management fee charged to other funds advised by the Adviser.

In considering the Fund’s management fee and total expense ratio, the Board observed that, according to the information provided by ISS, the Fund’s management fee was slightly below the median of the Fund’s Peer Group and the Fund’s total expense ratio (including the effect of certain marketing related expenses paid by the Fund) was above the median of the Fund’s Peer Group.

The Board then compared the Fund’s management fee to the management fee charged to other funds advised by the Adviser. The Board observed that the management fee charged to the Fund of 1.85% of Fund assets annually is greater than the management fee charged to each of the other registered investment companies managed by the Adviser, the Fundrise Income Real Estate Fund (the “Income Fund”) and the Fundrise Real Estate Interval Fund (the “Flagship Fund”), and other private funds managed by the Adviser (which are offered only to accredited investors and which also pay an incentive allocation fee to the Adviser). The Board was made aware that the Flagship Fund and the Income Fund each pay a management fee of 0.85% of Fund assets annually to the Adviser for its services. The Board considered the Adviser’s representation that the management fees applicable to other registered Fundrise-advised funds do not provide a useful basis for comparison of the Fund’s management fee, given that the strategies and assets of the other Fundrise-advised funds are completely different than that of the Fund. The Board further considered that the other Fundrise-advised funds target real estate investments while the Fund’s investment in technology companies is a fundamentally different activity, noting that the difference in strategy, and therefore the types of investments the Adviser is sourcing and managing on behalf of the Fund, is the main difference in terms of the services the Adviser provides the Fund as compared to services it provides to other Fundrise-advised funds.

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Based on its consideration of the factors and information it deemed relevant, the Board concluded that the compensation payable to the Adviser under the Agreement was reasonable, and within the range of fees that would have been negotiated at arms-length, considering all of the surrounding circumstances.

Profitability

The Board considered information from the Adviser regarding the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory, administrative and other services to the Fund and to other investment vehicles. The Board also considered the methodology employed by the Adviser in recognizing expenses and revenues on an aggregate basis with respect to the investment management services overall, based on publicly available information in Rise Companies Corp.’s Form 10-Q for the period ended June 30, 2025. The Board observed that the Adviser consolidated its financial statements with its parent company, Rise Companies Corp., in the Form 10-Q.

In evaluating the profitability to the Adviser from providing services to the Fund, the Board considered that the Adviser waived its management fee during the fiscal year ended March 31, 2025 in an effort to keep the Fund expenses at levels believed by the Adviser to be attractive to investors. However, the Board observed that the Adviser did not waive management fees or reimburse expenses during the six-month period ended September 30, 2025, and during this period the Adviser recouped certain fees waived in prior years pursuant to the terms of the expense limitation agreement with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the Adviser and its affiliates do not realize excessive profits from the Fund.

Economies of Scale

The Board considered the extent to which economies of scale may be realized as the Fund’s assets continue to grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of shareholders of the Fund. In this regard, the Board considered the Fund’s fee structure, asset size, and net expense ratio, recognizing that an analysis of economies of scale is most relevant when a fund has achieved a substantial size and has growing assets over an extended period of time. However, the Board considered the Adviser’s representation that the Adviser has achieved certain economies of scale by leveraging relationships with third party service providers developed over time, development of the Fundrise Platform through which Fund shares are offered, and employees’ knowledge and competence with respect to the regulatory and compliance regime under which the Fund operates. The Board considered the Adviser’s representation that the Adviser has a different fee structure for the Fund from the fee structure in place for the other Fundrise-advised funds as the Fund at inception was a new strategy for the Adviser and new processes, procedures and personnel had to be employed to make appropriate investments on the Fund’s behalf. As the Fund’s investment strategy is being further built out, the Adviser represented that the Fund will likely achieve further economies of scale over time through asset growth resulting in fixed costs being spread over a larger asset pool and a larger number of shareholders. The Board further considered that the Adviser was not proposing breakpoints in the Fund’s management fee at this time.

The Board concluded that the fee schedule for the Fund reflects an appropriate level of sharing of any economies of scale. The Board is aware that it will have the opportunity to periodically reexamine whether the Fund has achieved any economies of scale and the appropriateness of any potential future management fee breakpoints as part of its future review of the Agreement.

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“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates receive as a result of their relationships with the Fund. The Board observed that ancillary benefits include benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in the Adviser’s and its affiliates’ business as a result of their relationships with the Fund which may include marketing other financial products and services. The Board considered that the Fund has paid for direct marketing campaigns, making it possible for the Adviser and other funds managed by the Adviser to receive benefits including increased assets under management and potentially decreased marketing expenses by the Adviser.

Based on its consideration of the factors and information it deemed relevant, the Board did not deem any “fall out” or ancillary benefits that may be received by the Adviser and its affiliates to be unreasonable.

Conclusion

The Board did not identify any single factor discussed previously as all-important or controlling. The Board, including the Independent Directors, concluded that the terms of the Agreement were reasonable and that the fees payable to the Adviser under the Agreement were reasonable in light of the services provided to the Fund. Accordingly, based on its deliberations and its evaluation of the factors described above and other information it believed relevant, the Fund’s Board of Directors determined that the continuation of the Agreement for an additional one-year period was in the best interests of the Fund and its shareholders.

Approval of Amended Investment Advisory Agreement

At a special meeting of the Board held on January 9, 2026, as reconvened on January 14, 2026 (the “Meeting”), the Board, including each of the Independent Directors, unanimously voted to approve for an initial two-year period, a proposed amended and restated investment management agreement (the “Amended Advisory Agreement”) between the Adviser and the Fund, subject to approval by the Fund’s shareholders as required by Section 15(a) of the 1940 Act. At the Meeting, the Board considered the Adviser’s proposal to increase the contractual management fee payable to the Adviser by the Fund pursuant to the Amended Advisory Agreement to 2.50% of the Fund’s average daily net assets.

In connection with its consideration of the Amended Advisory Agreement for the Fund, the Board received from the Adviser extensive materials and reports including information prepared specifically for its review of such Amended Advisory Agreement. The Adviser’s report included a discussion of the nature, extent and quality of the advisory services to be provided to the Fund considering the Fund’s conversion from a closed-end fund operating as a tender offer fund under the Securities Act of 1934, as amended, to a listed closed-end fund with Fund shares listed on the New York Stock Exchange, LLC (“NYSE”), the Fund’s performance, comparative information concerning the management fee to be paid to the Adviser and Fund expenses, the Adviser’s profitability in managing the Fund considering the additional resources to be provided by the Adviser in managing a NYSE-listed fund, the existence of any economies of scale, and certain “fall-out” or ancillary benefits to the Adviser.

Further, the Directors carefully considered (a) continuing to operate the Fund as a tender offer fund; and (b) listing the Fund on an exchange to provide secondary market liquidity to shareholders.

In connection with their evaluation, the Directors carefully analyzed each potential option including, but not limited to, the following factors (as relevant): (a) the probability of completion, (b) timing and costs, (c) ability to maximize value for shareholders both in the near term and long term, (d) challenges and limitations and (e) likelihood of success in accomplishing the goal of providing increased value and tradability for shareholders.

Specific to the conversion of the Fund to a listed closed-end fund, the Board considered a variety of factors, including but not limited to: that shareholders would be able to trade shares of the Fund on a daily basis while upside potential would be preserved for long-term shareholders; and the Adviser’s expectation that the conversion will provide the Fund with flexibility to make new investments and take advantage of compelling investment opportunities, thus creating a potential for increased Fund performance. The Board’s determination was based primarily on structural considerations, including enhanced liquidity optionality for shareholders, elimination of periodic repurchase constraints, reduced risk of the potential of forced asset sales to meet investor demand for tender offers as the result of any future downturn, and improved alignment between the Fund’s long-term investment horizon, private company asset base, and capital structure. In addition, the Board believed that removing the liquidity burden associated with conducting quarterly tender offers of minimum 5% has the potential to increase performance.

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The Board weighed these anticipated benefits against potential disadvantages of a conversion, including that shareholders will not have the ability to sell their shares before conversion (other than the tender offer at the end of February 2026), the possibility that shares will sell at a discount after the conversion, and the potential for activist shareholders to engage with the Fund, noting that certain of the changes made to the LLC Agreement are intended to mitigate the risk of activists to long-term shareholder interests.

Based on the foregoing and the totality of the information provided, the Board concluded that discontinuing tender offer fund operations and listing on the Exchange would be the optimal approach to providing increased liquidity to shareholders and would be in the best interests of the Fund and its shareholders.

The Board did not identify any single factor discussed previously as all-important or controlling in its consideration of the Amended Advisory Agreement. The Board, including the Independent Directors, concluded that the terms of the Amended Advisory Agreement were reasonable and that the fees payable to the Adviser under the Agreement were reasonable in light of the services provided to the Fund. Accordingly, based on its deliberations and its evaluation of the factors described above and other information it believed relevant, the Fund’s Board of Directors determined that the approval of the Amended Advisory Agreement was in the best interests of the Fund and its shareholders.

However, the Amended Advisory Agreement did not receive requisite affirmative votes at the Special Meeting of Shareholders held on February 19, 2026 to approve this agreement pursuant to the 1940 Act, and accordingly, the Amended Advisory Agreement was not adopted by the Fund.

2. Results of the Proposals at the Special Meeting of Shareholders

The following votes were cast at the Special Meeting of Shareholders held on February 19, 2026:

Proposal	For	Against	Abstain
To approve the proposed listing of the Fund on the New York Stock Exchange and the related conversion of the Fund to a listed closed-end fund	16,538,512	4,199,693	375,653
To approve a new Investment Advisory Agreement which will include an increase in the management fee to 2.5% of the Fund’s average daily net assets	12,716,173	7,803,446	594,239
To approve a six-month lockup period upon the Fund’s listing for shares purchased prior to February 20, 2026	15,121,434	5,343,539	648,885

3. Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available without charge, upon request, by calling (202) 584-0550 or on the SEC’s website at http://www.sec.gov.

4. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and, once available, information regarding how the Fund voted those proxies (if any) during the year ended June 30, 2025, is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundrise.com/innovation and (3) on the SEC’s website at http://www.sec.gov. During the year ended June 30, 2025, the Fund did not have any investments that required the Fund to vote proxies, and therefore did not vote any proxies during such period.

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5. Compensation of Directors

The Fund’s Statement of Additional Information includes additional information about the Directors and is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundrise.com/innovation and (3) on the SEC’s website at http://www.sec.gov.

The following table sets forth information regarding the total compensation paid to the Independent Directors for their services as Independent Directors for the Fund’s fiscal year ending March 31, 2026. Effective in April 2026, each Independent Director is paid an annual retainer of between $62,500 and $65,000 for service on the Board of Directors of the Fund. As an Interested Director, Mr. Miller receives no compensation from the Fund for his service as a Director. No other compensation or retirement benefits are received by any Director or officer from the Fund.

Name	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex(1) Paid to Directors
Jennifer Blatnik	$45,000	$45,000
Jeffrey R. Deitrich	45,000	130,000
Glenn R. Osaka	45,000	130,000

(1)	The “Fund Complex” consists of the Fund, Fundrise Income Real Estate Fund, LLC, Fundrise Real Estate Interval Fund, LLC and Fundrise Real Estate Interval Fund II, LLC.

6. Directors and Officers

The Fund is governed by a Board of Directors. The following tables present certain information regarding the Directors and Officers of the Fund as of March 31, 2026. The address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. For more information regarding the Directors and Officers, please refer to the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (202) 584-0550.

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Name and Year of Birth	Position Held	Term of Office and Length of Term Served(1)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Jennifer Blatnik 1974	Director	05/2022 to Present/Class I 2027	Director, Menlo Church (non-profit), Chairperson 2022-2024 and Vice Chairperson and Compensation Committee member, 2020-2022; formerly, Chief Operating Officer, Volta Networks (networking software firm) (2019-2021) and Vice President, Product Management, Product Marketing and Marketing, Juniper Networks (networking, cloud and security products firm) (2014-2017).	1	None
Jeffrey R. Deitrich 1982	Director and Audit Committee Chairperson	05/2022 to Present/Class II 2028	Senior Vice President, Silverstein Properties, Inc. (real estate investment and development firm) (2007-2016, 2022-current); Principal, Better Building Solutions (technology integration and managed services firm) (2016-current); Formerly, Principal, Frenchtown Enterprises (real estate investment firm) (2019-2022). Asset Manager, Prudential Real Estate Investors (private equity) (2004-2007).	4	Fundrise Real Estate Interval Fund, LLC; Fundrise Real Estate Interval Fund II, LLC; Fundrise Income Real Estate Fund, LLC
Glenn R. Osaka 1955	Lead Independent Director	05/2022 to Present/Class III 2029	Consultant and Private Investor (early stage technology companies) (since 2013). Formerly, Senior Vice President, Services, Juniper Networks, Inc. (2009- 2013); Vice President, Strategy and Operations, Cisco Systems, Inc. (2007- 2009); President and Chief Executive Officer, Reactivity Inc. (technology start-up company) (2001-2006); Managing Director, Redleaf Group (venture capital firm) (1999-2000); Vice President and General Manager, Enterprise Computing, Hewlett-Packard (1979-1998).	4	Fundrise Real Estate Interval Fund, LLC; Fundrise Real Estate Interval Fund II, LLC; Fundrise Income Real Estate Fund, LLC
Interested Director and Officer
Benjamin S. Miller (3) 1977	Director and Officer, Chairperson, President and Chief Executive Officer	05/2022 to Present/Class III 2029	Chief Executive Officer, Fundrise Advisors, LLC (since 2012); Co- Founder, Chief Executive Officer and Director, Rise Companies Corp. (since 2012).	4	Fundrise Real Estate Interval Fund, LLC; Fundrise Real Estate Interval Fund II, LLC; Fundrise Income Real Estate Fund, LLC

(1)	Each Director will serve until the later of the date of the Fund’s annual meeting as designated above, or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.
(2)	The “Fund Complex” consists of the Fund, Fundrise Income Real Estate Fund, LLC, Fundrise Real Estate Interval Fund, LLC and Fundrise Real Estate Interval Fund II, LLC.
(3)	Mr. Miller is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of his affiliation with the Adviser and/or its affiliates.

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Name and Year of Birth	Position Held	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Officers
Bjorn J. Hall 1980	Secretary and Chief Compliance Officer	09/2024 to present	Chief Compliance Officer and General Counsel Fundrise Advisors, LLC and Rise Companies (since 2014) and officer of certain funds in the Fund Complex (since 2024).
Alison A. Staloch 1980	Treasurer and Principal Financial Officer	05/2022 to present	Chief Financial Officer, Fundrise Advisors, LLC and Rise Companies Corp. and officer of certain funds in the Fund Complex (since 2021); Formerly, Chief Accountant (2017- 2021), Assistant Chief Accountant (2015- 2017), Division of Investment Management, U.S. Securities and Exchange Commission; Senior Manager, KPMG LLP (2005-2015).

(1)	The term of office for each officer will continue indefinitely.

(b) Not applicable.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer and principal financial officer, there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer and principal financial officer, the Registrant did not grant a waiver, including an implicit waiver, from a provision of the code of ethics that relates to one or more of the items set forth in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The Registrant’s code of ethics that applies to its principal executive officer and principal financial officer is filed herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert

The Board of Directors has designated Jeffrey R. Deitrich, who serves on the Board’s Audit Committee, as an audit committee financial expert. Mr. Deitrich is considered by the Board of Directors to be an independent director.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees: Audit fees billed to the Registrant for the year ended March 31, 2026 were $140,000, which is exclusive of audit fees totaling $35,000 in connection with the annual audit that had not yet been billed to the Registrant as of March 31, 2026. The audit fees billed for the year ended March 31, 2025 were $150,000. These amounts represent aggregate fees billed by the Registrant’s independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the Registrant’s financial statements and for services normally provided by the Accountant in connection with the Registrant’s statutory and regulatory filings for that fiscal year, including N-2 Consent fees.

(b) Audit-related fees billed to the Registrant were $80,000 for the year ended March 31, 2026, which is exclusive of audit-related fees totaling $30,000 that had not yet been billed to the Registrant as of March 31, 2026. These amounts represent assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item, including comfort letters. Audit-related fees billed to the Registrant for the year ended March 31, 2025 were $0.

(c) Tax Fees: There were no tax fees billed to the Registrant for the year ended March 31, 2026, or the year ended March 31, 2025, for professional services rendered by the Accountant for tax compliance, tax advice, or tax planning.

(d) All Other Fees: The aggregate fees billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item were $1,800 and $1,800 for the year ended March 31, 2026, and the year ended March 31, 2025, respectively. The fees primarily relate to an Accounting Research Online subscription.

(e)(1) The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Registrant when retaining an auditor to perform audit, audit-related, tax and other services for the Registrant. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(e)(2) With respect to the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable, all non-audit services that were rendered to the Registrant’s investment adviser were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

(a) The Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The members of the Fund’s Audit Committee are Jennifer Blatnik, Jeffrey R. Deitrich and Glenn R. Osaka.

(b) Not applicable.

Item 6. Investments

(a) The schedule of investments is included as part of the report to Shareholders filed under Item 1(a) of this form.

(b) There were no divestments of securities (as defined by Section 13(c) of the 1940 Act) for this annual reporting period.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Registrant’s statement regarding the basis for approval of its investment advisory contract is included as part of the report to shareholders filed under Item 1(a) of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant’s Board of Directors (the “Board”) has adopted this Proxy Voting Policy (the “Proxy Voting Policy”) on behalf of the Registrant which delegates the responsibility for decisions regarding proxies for securities held or proposed to be held by the Registrant to Fundrise Advisors, LLC (the “Adviser”), subject to the Board’s continuing oversight. The Registrant’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy and Procedures (the “Adviser’s Proxy Voting Policy”), which it will use to vote proxies for securities held by the Registrant in a manner that is consistent with this Proxy Voting Policy, as may be amended from time to time. The Board, including a majority of the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Registrant, must approve the Adviser’s Proxy Voting Policy as it relates to the Registrant. Due to the nature of the securities and other assets in which the Registrant intends to invest, proxy voting decisions for the Registrant may be limited.

The Registrant believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Registrant is committed to voting proxies received in a manner consistent with the best interests of the Registrant’s shareholders. The Registrant believes that the Adviser is in the best position to make individual decisions for the Registrant consistent with this Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Registrant has delegated the following duties to the Adviser pursuant to the Registrant’s Proxy Voting Policy:

-	to make the proxy voting decisions for the Registrant, in accordance with the Adviser’s Proxy Voting Policy;

-	to assist the Registrant in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Registrant is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Registrant cast its vote; and (d) whether the Registrant cast its vote for or against management; and

-	to provide to the Board, at least annually, a record of each proxy voted by the Adviser on behalf of the Registrant, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

In cases where a matter with respect to which the Registrant was entitled to vote presents a conflict between the interest of the Registrant’s shareholders, on the one hand, and those of the Adviser or its affiliate, on the other hand, the Registrant shall always vote in the best interest of the Registrant’s shareholders. For purposes of this Proxy Voting Policy, a vote shall be considered in the best interest of a Registrant’s shareholders when a vote is cast consistent with the proxy voting policy as set forth in the Adviser’s Proxy Voting Policy, provided such guidelines were approved by the Board. The Adviser shall review with the Board any proposed material changes or amendments to the Adviser’s Proxy Voting Policy prior to implementation.

The Registrant will file a Form N-PX with the Registrant’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.

The copy of the Adviser’s Proxy Voting Policy is set forth below.

Adviser Proxy Voting Policies and Procedures

Fundrise Advisors, LLC (the “Adviser”), as a matter of policy and as a fiduciary to the Fundrise Innovation Fund, LLC (the “Fund”), has the responsibility for voting proxies for securities consistent with the best interests of the Fund. The Adviser maintains written procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy procedures and the availability of the Adviser’s proxy voting record. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of the Fund; the procedures maintained by the Adviser are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from a security held or proposed to be held by the Fund.

1.	Background and Description

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the U.S. Securities and Exchange Commission, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 under the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The purpose of these procedures (the “Procedures”) is to set forth the principles, guidelines and procedures by which the Adviser may vote the securities held by the Fund for which the Adviser may exercise voting authority and discretion. These Procedures have been designed to ensure that proxies are voted in the best interests of the Fund in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act.

2.	Responsibility

The Adviser’s Chief Compliance Officer (together with any designees, the “CCO”) has responsibility for the implementation and monitoring of the Procedures, including associated practices, disclosures and recordkeeping.

3.	Procedures

The Adviser has adopted the procedures below to implement its proxy voting policy and to monitor and ensure that the policy is observed and amended or updated, as appropriate.

Voting Procedures

In the event the Adviser’s personnel receive proxy materials on behalf of the Fund, the personnel will forward such materials to the appropriate members of the Adviser’s Investment Committee (or any committee delegated responsibility and authority by the Investment Committee) to vote the proxy. The Adviser’s Investment Committee will analyze the proxy materials and determine how the Adviser should vote the proxy in accordance with applicable voting guidelines below. The CCO is responsible for coordinating this process in a timely and appropriate manner and delivering the proxy prior to the voting deadline.

The Adviser may engage a third-party proxy research and voting service to assist it in researching, recordkeeping and voting of proxies, subject to appropriate oversight.

Proxy Voting Guidelines

The following guidelines (the “Guidelines”) will inform the Adviser’s proxy voting decisions:

-	The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Fund’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.

-	The Adviser will seek to avoid situations where there is any material conflicts of interest affecting its voting decisions. Any material conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with the conflict resolution procedures (see below).

-	The Adviser generally will vote on all matters presented to security holders in any proxy. However, Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of Adviser, the costs associated with voting such proxy outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Fund, in the judgment of Adviser.

-	Notwithstanding the foregoing guideline, as part of an investment decision the Adviser may waive or delegate voting rights (either with respect to a particular proxy or with respect to an investment or proposed investment more generally) when in the best interest of the Fund in accordance with the Adviser’s fiduciary duties.

-	Proxies will be voted in accordance with the Fund’s proxy voting policies and procedures, any applicable investment policies or restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by the Fund’s Board of Directors.

-	Absent any legal or regulatory requirement to the contrary, the Adviser generally will seek to maintain the confidentiality of the particular votes that it casts on behalf of the Fund; however, the Adviser recognizes that the Fund must disclose the votes cast on its behalf in accordance with all legal and regulatory requirements.

While these Guidelines are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to the Fund and all other relevant facts and circumstances at the time of the vote (such that these Guidelines may be overridden to the extent Adviser believes appropriate).

Conflicts of Interest

In certain instances, a potential or actual material conflict of interest may arise when the Adviser votes a proxy. As a fiduciary to the Fund, the Adviser takes these conflicts very seriously. While the Adviser’s primary goal in addressing any such conflict is to ensure that proxy votes are cast in the Fund’s best interest and are not affected by the Adviser’s potential or actual material conflict, there are a number of courses that the Adviser may take. The final decision about which course to follow shall be made by the Adviser’s Investment Committee. The Investment Committee may cause any of the following actions, among others, to be taken in that regard:

-	vote the relevant proxy in accordance with the vote indicated by the Guidelines;

-	vote the relevant proxy as an exception to Guidelines, provided that the reasons behind the voting decision are in the best interest of the Fund, are reasonably documented and are approved by the Adviser’s CCO;

-	engage an unaffiliated third-party proxy advisor to provide a voting recommendation or direct the proxy advisor to vote the relevant proxy in accordance with its independent assessment of the matter; or

-	“echo vote” or “mirror vote” the relevant proxy in the same proportion as the votes of other proxy holders.

Disclosure

The Adviser will provide conspicuously displayed information in the Fund’s registration statement summarizing these Procedures, including a statement that Shareholders may request information regarding how the Adviser voted the Fund’s proxies, and may request a copy of these Procedures.

Requests for Information

All requests for information regarding proxy votes, or these Procedures, received by any Adviser personnel should be forwarded to the Adviser’s CCO. In response to any request from a Fund shareholder, the CCO will prepare a written response with such information as the CCO determines, in its sole discretion, should be shared with the Fund shareholder.

Recordkeeping

The Adviser’s CCO shall retain the following records:

-	These Procedures and any amendments;

-	Each proxy statement that the Adviser receives;

-	A record of each vote that the Adviser casts;

-	Any document the Adviser created that was material to deciding how to vote a proxy, or that memorializes that decision; and

-	A copy of each written request for information on how the Adviser voted proxies, and a copy of any written response.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of this filing, Benjamin S. Miller, Brandon T. Jenkins, and Chris Brauckmuller are the Registrant’s portfolio managers and are primarily responsible for day-to-day management of the Registrant’s investment portfolio.

Benjamin S. Miller – Mr. Miller currently serves as Chief Executive Officer of the Adviser and has served as Chief Executive Officer and a Director of Rise Companies since its inception on March 14, 2012. Mr. Miller has 25 years of experience in real estate and finance. Mr. Miller has been responsible for acquiring more than $8 billion of real estate assets, including +37,000 residential units and 5 million square feet of industrial and commercial space. Prior to founding Fundrise, Mr. Miller was a Managing Partner of the real estate development company WestMill Capital Partners and before that, was President of Western Development Corporation, one of the largest mixed- use real estate development companies in the Washington, D.C. metro area. Mr. Miller worked as an analyst for private equity real estate fund, Luber-Adler, and was part of the founding staff of Democracy Alliance, a progressive investment collaborative. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania.

Brandon T. Jenkins – Mr. Jenkins currently serves as Chief Operating Officer of the Adviser and has served in such capacities with the sponsor since February of 2014, prior to which time he served as Head of Product Development and Director of Real Estate which he continues to do currently. Additionally, Mr. Jenkins has served as Director of Real Estate for WestMill Capital Partners since March of 2011. Previously, Mr. Jenkins spent two and a half years as an investment advisor and sales broker at Marcus & Millichap, the largest real estate investment sales brokerage in the country. Prior to his time in brokerage, Mr. Jenkins also worked for Westfield Corporation, a leading shopping center owner. Mr. Jenkins earned his Bachelor of Arts in Public Policy and Economics from Duke University.

Chris Brauckmuller – Mr. Brauckmuller serves as Chief Strategy Officer of the Adviser and has served in such capacity since January 2022. Mr. Brauckmuller served as our Chief Product Officer from September 2018 to January 2022 and Director of Design and Creative of the Adviser from December 2012 to September 2018. From March 2010 to December 2012, Mr. Brauckmuller ran his own independent interactive design studio. Previously, Mr. Brauckmuller was employed as an interactive designer at 352 Media Group (now 352 Inc.), based in Gainesville, Florida, where he led creative efforts on accounts ranging from startups to Fortune 500 technology companies, including Microsoft and BAE Systems. Mr. Brauckmuller received a Bachelor of Arts degree from the University of Florida.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Registrant’s portfolio also manage other pooled investment vehicles, as indicated below. The following table identifies, as of March 31, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
Benjamin S. Miller
Registered Investment Companies	2	$1,980.71	0	$0.00
Other Pooled Investment Vehicles	12	$941.44	3	$192.64
Other Accounts	0	$0.00	0	$0.00
Brandon T. Jenkins
Registered Investment Companies	2	$1,980.71	0	$0.00
Other Pooled Investment Vehicles	12	$941.44	3	$192.64
Other Accounts	0	$0.00	0	$0.00
Chris Brauckmuller
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Registrant may be presented with the potential conflicts summarized below. The Adviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

General. The officers and directors of the Adviser and the key investment professionals of Rise Companies who perform services for the Registrant on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as the eREITs®). These persons have legal obligations with respect to those entities that are similar to their obligations to the Registrant. In the future, these persons and other affiliates of Rise Companies may organize other programs and acquire for their own account investments that may be suitable for the Registrant. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

Payment of Certain Fees and Expenses of the Adviser. The Management Fee paid to Adviser will be based on the Registrant’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Registrant retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Registrant’s assets in order to avoid a reduction in the Registrant’s NAV.

Allocation of Investment Opportunities. The Registrant relies on the Adviser’s executive officers and Rise Companies’ key investment professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities also rely on these same key investment professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, including offerings that acquire or invest in technology and technology related companies.

Other programs may have investment criteria that compete with the Registrant. If an investment opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant. The factors that Rise Companies’ investment professionals could consider when determining the entity for which an investment opportunity would be the most suitable include the following:

-	the investment objectives and criteria of Rise Companies and the other Fundrise entities;

-	the cash requirements of Rise Companies and the other Fundrise entities;

-	the effect of the investment on the diversification of Rise Companies’ or the other Fundrise entities’ portfolio by type of investment, and risk of investment;

-	the policy of Rise Companies or the other Fundrise entities relating to leverage;

-	the anticipated cash flow of the asset to be acquired;

-	the income tax effects of the purchase on Rise Companies or the other Fundrise entities;

-	the size of the investment; and

-	the amount of funds available to Rise Companies or the Fundrise entities.

If a subsequent event or development causes any investment, in the opinion of Rise Companies’ investment professionals, to be more appropriate for another Fundrise entity, they may offer the investment to such entity.

In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Registrant and one or more Fundrise entities (such as the eREITs® and any additional funds registered under the 1940 Act and sponsored by the Sponsor) to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Registrant and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Registrant, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Registrant has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Registrant’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.

Allocation of the Registrant Affiliates’ Time. The Registrant relies on Rise Companies’ key investment professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Registrant’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller faces conflicts of interest in allocating his time among the Registrant, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Registrant believes that the Adviser and its affiliates have sufficient investment professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

Receipt of Fees and Other Compensation by the Adviser and its Affiliates. The Adviser and its affiliates receive fees from the Registrant. These fees could influence the Adviser’s advice to the Registrant as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key investment professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to:

-	the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement;

-	the offering of shares by the Registrant, which entitles the Adviser to a Management Fee and other fees;

-	acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan;

-	borrowings up to the Registrant’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Registrant to the Adviser;

-	whether the Registrant seeks necessary approvals to internalize the Registrant’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key investment professionals of Fundrise Companies who are performing services for the Registrant on behalf of the Adviser for consideration that would be negotiated at that time and may result in these investment professionals receiving more compensation from the Registrant than they currently receive from Rise Companies; and

-	whether and when the Registrant merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

Duties Owed by Some of the Registrant’s Affiliates to the Adviser and the Adviser’s Affiliates. The Adviser’s officers and directors and the key investment professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of:

-	Rise Companies;

-	the Adviser;

-	Fundrise, LLC;

-	other investment programs sponsored by Rise Companies; and

-	other Fundrise entities.

As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Registrant.

(a)(3) Each of the Registrant’s portfolio managers receives compensation for his services, including services performed for the Registrant on behalf of the Adviser, from Rise Companies. In an effort to retain key personnel, Rise Companies has structured its compensation plans for portfolio managers (and other key personnel) in a manner that it believes is competitive with other similar investment management firms. The portfolio managers are compensated with a fixed base salary and discretionary bonus based on, among other factors, the overall performance of Rise Companies. The bonus structure is formula driven and is not tied to the investment returns generated by, or the value of assets held in, the Registrant or any of the other accounts managed.

(a)(4) The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Registrant as of March 31, 2026.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Benjamin S. Miller	$10,001-50,000
Brandon T. Jenkins	$1-10,000
Chris Brauckmuller	$10,001-50,000

(b) Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

During the period covered by this report, neither the Fund nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Securities Exchange Act of 1934) purchased any shares or other units of any class of the Fund’s equity securities.

Item 15. Submission of Matters to a Vote of Security Holders

NOMINATIONS AND PROPOSALS BY MEMBERS

Nominations of persons for election as a Director and the proposal of other business to be considered by the Members may be made at an annual meeting of Members (i) pursuant to the Fund’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Directors or any committee thereof or (iii) by any Member who was a Member of record at the time the notice provided for in Section 12.9 of the Amended and Restated Limited Liability Company Agreement dated as of February 2, 2026 (the “LLC Agreement”) is delivered to the Fund secretary and at the time of the annual meeting, who held Shares continuously for such period, who is entitled to vote at the meeting, and who complied with the notice procedures set forth in Section 12.9 of the LLC Agreement. A “Share” means a share of the Fund issued by the Fund that evidences a Member’s rights, powers and duties with respect to the Fund pursuant to the LLC Agreement and the Delaware Limited Liability Company Act (6 Del. C. Section 18-101, et seq., as amended, supplemented, or restated from time to time, and any successor to such statute.) Shares may be Common Shares or Preferred Shares and may be issued in different Classes or series (as such capitalized terms are defined in the LLC Agreement).

For nominations for election as a Director or other business to be properly brought before an annual meeting by a Member pursuant to Section 12.9(a) of the LLC Agreement, the Member must have given timely notice thereof in writing to the secretary of the Fund and any such proposed business (other than nominations of persons for election as a Director) must otherwise be a proper matter for action by Members. Without limiting the generality of the foregoing, no proposal may be made with respect to any matter that the Members do not have the right to vote on under the LLC Agreement. To be timely, a Member’s notice must be delivered to the Fund secretary at the Fund’s principal executive office by not later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty days from the anniversary date of the mailing of the notice for the preceding year’s annual meeting, notice by the Member to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Fund. In no event shall the public announcement of a postponement of the mailing of the notice for such annual meeting or of an adjournment or postponement of an annual meeting to a later date or time commence a new time period for the giving of a Member’s notice as described above. A Member’s notice to be proper must set forth: (a) as to the Member giving the notice and the beneficial owners, if any, on whose behalf the nomination or proposal is made (i) the name and address of such Member, as they appear in the Fund’s books, and of such beneficial owner, (ii) the Class or series, if any, and number of all Shares of the Company owned beneficially and of record by Member at the time the recommendation is submitted and the dates on which such Shares were acquired, specifying the number of Shares owned beneficially, (iii) a description of all arrangements, agreements, or understandings between the Member and any other person or persons (including their names) pursuant to which the Member’s recommendation is being made (including, in the case of a nomination, the candidate), and if none, so specify, (iv) a representation, which is complied with, that the Member is a Member of record of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (v) a representation, which is complied with, that the Member or the beneficial owner, if any, intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to Members entitled to cast the requisite number of votes to approve or adopt the proposal or elect the nominee, and (vi) any other information relating to such Member and beneficial owner, if any, that must be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved), or otherwise would be required, in each case pursuant to the Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder; (b) as to each person whom the Member proposes to nominate for election as a Director (i) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a Director or director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references, (ii) information as to whether the candidate is, has been or may be an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund or any affiliate of the Fund, and, if believed not to be or have been an “interested person” information regarding the candidate that will be sufficient for the Directors to make such determination, (iii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director of the Fund, if elected, (iv) the Class or series, if any, and number of all Shares of the Fund or any other Fund owned of record or beneficially by the candidate, as reported by the candidate, and (v) such other information that would be helpful to the Directors in evaluating the candidate; and (c) as to any other business that the Member proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such Member and the beneficial owner, if any, on whose behalf the proposal is made.

A Member providing notice of any nomination or any other business proposed to be made at a meeting shall further update and supplement such notice so that: (a) the information provided in such notice pursuant to Section 12.9 shall be complete and correct as of the record date for determining the Members entitled to receive notice of the meeting, and such update and supplement shall be delivered to, or be mailed and received by, the secretary at the Fund’s principal executive office not later than five (5) business days after the record date for determining the Members entitled to receive notice of such meeting and (b) with respect to nominations of persons for election as a Director, any additional information reasonably requested by the Board of Directors to determine that each person whom the Member proposes to nominate for election as a Director is qualified to act as a Director, including information reasonably requested by the Board to determine that such proposed candidate has met the Director qualifications as set out in Section 5.9 of the LLC Agreement, is provided, and such update and supplement shall be delivered to, or be mailed and received by, the secretary at the Fund’s principal executive office not later than five (5) business days after the request by the Board for additional information regarding Director qualifications has been delivered to, or mailed and received by, such Member providing notice of any nomination.

Only such business shall be conducted at a special meeting of Members as shall have been brought before the meeting pursuant to the Fund’s notice of meeting. Nominations of persons for election to the Directors may be made at a special meeting of Members at which Directors are to be elected (i) pursuant to the Fund’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Directors or any committee thereof or (iii) provided that the Directors have determined that Directors shall be elected at such special meeting, by any Member of the Fund who is a Member of record both at the time the notice provided for in Section 12.9(b) of the LLC Agreement is delivered to the secretary and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 12.9(b) of the LLC Agreement. In the event the Fund calls a special meeting of Members for the purpose of electing one or more Directors, any such Member may nominate a person or persons (as the case may be) for election to such position as specified in the Fund’s notice of meeting, if the Member’s notice containing the information required by Section 12.9(a) of the LLC Agreement shall have been delivered to the Fund secretary at the Fund’s principal offices not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and the nominees proposed by the Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a Member’s notice as described above.

Only such persons who are nominated in accordance with the procedures and requirements set forth in this Section 12.9 shall be eligible to serve as Director, and only such business shall be conducted at a meeting of Members as shall have been brought before the meeting in accordance with the procedures and requirements set forth in this Section 12.9. The chairperson of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures and requirements set forth in this Section 12.9 and, if any proposed nomination or other business is not in compliance with this Section 12.9, to declare that such nomination or proposal shall be disregarded. Without limiting the generality of the foregoing or any other requirements herein, (i) a Member shall be disqualified from bringing any business proposed to be brought before a meeting if any of the information in such Member’s notice, or provided in connection therewith, is not correct and complete or if such Member does not comply fully with the representations in such notice and (ii) if the Member (or a qualified representative of such Member) does not appear at the annual or special meeting of Members of the Company to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Fund. For purposes of Section 12.9 of the LLC Agreement, to be considered a qualified representative of a Member, a person must be a duly authorized officer, manager or partner of such Member or must be authorized by a writing executed by such Member or an electronic transmission delivered by such Member to act for such Member as proxy at the meeting of Members and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Members.

The “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of Directors and (b) “public announcement” shall mean disclosure (i) in a press release either transmitted to the principal securities exchange on which Shares of the Fund are traded or reported by a recognized news service or (ii) in a document publicly filed by the Fund with the U.S. Securities and Exchange Commission.

Notwithstanding the foregoing, a Member shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Section 12.9 of the LLC Agreement. Nothing in Section 12.9 of the LLC Agreement shall be deemed to affect any right of a Member to request inclusion of a proposal in, nor the right of the Company to omit a proposal from, the Fund’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

The Board of Directors may from time to time require any individual nominated to serve as a Director to agree in writing with regard to matters of business ethics and confidentiality while such nominee serves as a Director, such agreement to be on the terms and in a form determined satisfactory by the Board, as amended and supplemented from time to time in the discretion of the Board.

Item 16. Controls and Procedures

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1) Registrant’s Code of Ethics is filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for each of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fundrise Innovation Fund, LLC

By	/s/ Benjamin S. Miller
Name: Benjamin S. Miller
Title: President

Date	June 2, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Benjamin S. Miller
Name: Benjamin S. Miller
Title: Principal Executive Officer

Date	June 2, 2026

By	/s/ Alison A. Staloch
Name: Alison A. Staloch
Title: Treasurer and Principal Financial Officer

Date	June 2, 2026